As filed with the Securities and Exchange Commission on December 29, 2008

Registration No. 333-154800

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HARRAH’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	7993	62-1411755
(State or other jurisdiction of Incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

One Caesars Palace Drive

Las Vegas, NV 89109

(702) 407-6000

(Address, including zip code, and telephone number, including area code, of Registrant’s Principal Executive Offices)

HARRAH’S OPERATING COMPANY, INC.

(Exact name of registrant as specified in its charter)

(See Schedule A for additional registrants)

DELAWARE	7993	75-1941623
(State or other jurisdiction of Incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

One Caesars Palace Drive

Las Vegas, NV 89109

(702) 407-6000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Michael D. Cohen, Esq.

Vice President and Corporate Secretary

Harrah’s Entertainment, Inc.

One Caesars Palace Drive

Las Vegas, NV 89109

(702) 407-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Monica K. Thurmond, Esq.

O’Melveny & Myers LLP

7 Times Square

New York, New York 10036

(212) 326-2000

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

If any securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
10.75% Senior Notes due 2016	$4,200,153,000	100%	$4,200,153,000	$165,066
Guarantee of 10.75% Senior Notes due 2016(3)	—	—	—	(4)
10.75%/11.5% Senior Toggle Notes due 2018	$1,052,583,000	100%	$1,052,583,000	$41,367
Guarantee of 10.75% Senior Toggle Notes due 2018(3)	—	—	—	(4)

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended (the “Securities Act”). The proposed maximum offering price is estimated solely for purpose of calculating the registration fee.
(2)	Calculated pursuant to Rule 457(f) of the rules and regulations of the Security Act. Paid by wire transfer on October 10, 2008.
(3)	Each of Harrah’s Operating Company, Inc.’s wholly-owned domestic subsidiaries jointly, severally and unconditionally guarantees, the 10.75% Senior Notes due 2016 and the 10.75% /11.5% Senior Toggle Notes due 2018 on a senior unsecured basis.
(4)	See Schedule A on the inside facing page for table of additional registrant guarantors. Pursuant to Rule 457(n) of the rules and regulations under the Securities Act, no separate fee for the guarantee is payable.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number

Harrah’s Operating Company, Inc. (Issuer)	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	75-1941623

Harrah’s Entertainment, Inc. (Parent Guarantor)	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	62-1411755

California Clearing Corporation	California	One Caesars Palace Drive Las Vegas, NV 89109	92-2421291

Bally’s Midwest Casino, Inc.	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	88-0404625

Bally’s Operator, Inc.	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	52-1919594

Caesars Palace Corporation	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	88-0172791

Harrah’s International Holding Company, Inc.	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1779042

Sheraton Tunica Corporation	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	04-3196700

AJP Holdings, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	75-3197770

AJP Parent, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	75-3197768

Biloxi Hammond, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1241172

Biloxi Village Walk Development, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	38-3764302

Chester Facility Holding Company, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	51-0616907

Harrah’s Chester Downs Investment Company, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	76-0760472

Harrah’s Maryland Heights LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	43-1725857

Harrah’s MH Project, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	35-2276359

Harrah’s Operating Company Memphis, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	62-1802711

Harrah’s Shreveport/Bossier City Holding Company, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	71-0902683

Harrah’s Shreveport/Bossier City Investment Company, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	71-0902682

Harrah’s Sumner Investment Company, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1527053

Harrah’s Sumner Management Company, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1527133

Harrah’s West Warwick Gaming Company, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	47-0942639

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number

Horseshoe Gaming Holding, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	88-0425131

JCC Holding Company II, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	62-1650470

Koval Holdings Company, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	56-2599109

Reno Crossroads, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	22-3741494

Village Walk Construction, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	37-1549893

Winnick Parent, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	32-0136798

Winnick Holdings, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	42-1652004

Bally’s Olympia Limited Partnership	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	36-3938276

Caesars World, Inc.	Florida	One Caesars Palace Drive Las Vegas, NV 89109	59-0773674

Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois	One Caesars Palace Drive Las Vegas, NV 89109	37-1272361

Casino Computer Programming, Inc.	Indiana	One Caesars Palace Drive Las Vegas, NV 89109	31-1721454

Roman Entertainment Corporation of Indiana	Indiana	One Caesars Palace Drive Las Vegas, NV 89109	95-4510681

Roman Holding Corporation of Indiana	Indiana	One Caesars Palace Drive Las Vegas, NV 89109	95-4510678

Caesars Riverboat Casino, LLC	Indiana	One Caesars Palace Drive Las Vegas, NV 89109	95-4510682

Horseshoe Hammond, LLC	Indiana	One Caesars Palace Drive Las Vegas, NV 89109	36-3865868

Players Bluegrass Downs, Inc.	Kentucky	One Caesars Palace Drive Las Vegas, NV 89109	61-1250331

Harrah’s Bossier City Investment Company, LLC	Louisiana	One Caesars Palace Drive Las Vegas, NV 89109	71-0902684

Horseshoe Shreveport, L.L.C.	Louisiana	One Caesars Palace Drive Las Vegas, NV 89109	88-0442445

Jazz Casino Company, LLC	Louisiana	One Caesars Palace Drive Las Vegas, NV 89109	72-1429291

JCC Fulton Development, LLC	Louisiana	One Caesars Palace Drive Las Vegas, NV 89109	37-1527448

Players Riverboat II, LLC	Louisiana	One Caesars Palace Drive Las Vegas, NV 89109	72-1297055

Horseshoe Entertainment	Louisiana	One Caesars Palace Drive Las Vegas, NV 89109	72-1249477

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number

BL Development Corp.	Minnesota	One Caesars Palace Drive Las Vegas, NV 89109	41-1754530

GCA Acquisition Subsidiary, Inc.	Minnesota	One Caesars Palace Drive Las Vegas, NV 89109	41-1815669

Grand Casinos, Inc.	Minnesota	One Caesars Palace Drive Las Vegas, NV 89109	41-1689535

Grand Media Buying, Inc.	Minnesota	One Caesars Palace Drive Las Vegas, NV 89109	41-1726209

Grand Casinos of Biloxi, LLC	Minnesota	One Caesars Palace Drive Las Vegas, NV 89109	41-1726211

Bally’s Tunica, Inc.	Mississippi	One Caesars Palace Drive Las Vegas, NV 89109	36-3887302

East Beach Development Corporation	Mississippi	One Caesars Palace Drive Las Vegas, NV 89109	30-0360590

Robinson Property Group Corp.	Mississippi	One Caesars Palace Drive Las Vegas, NV 89109	64-0840031

Grand Casinos of Mississippi, LLC - Gulfport	Mississippi	One Caesars Palace Drive Las Vegas, NV 89109	36-4262232

Harrah’s North Kansas City LLC	Missouri	One Caesars Palace Drive Las Vegas, NV 89109	62-1802713

B I Gaming Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0401326

Benco, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0409341

Caesars Entertainment Golf, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	52-2271238

Caesars Entertainment Akwesasne Consulting Corp.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	52-2307758

Caesars Entertainment Canada Holding, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0445777

Caesars Entertainment Finance Corp.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0410850

Caesars Entertainment Retail, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	90-0059931

Caesars Palace Realty Corp.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0109258

Caesars Palace Sports Promotions, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	93-0720413

Caesars United Kingdom, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	83-0421943

Caesars World Merchandising, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	94-2768968

CEI-Sullivan County Development Company	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	52-2338538

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number

Consolidated Supplies, Services and Systems	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0424458

Desert Palace, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0097966

Dusty Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0398744

FHR Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0402426

Flamingo-Laughlin, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0240867

Harrah’s Alabama Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0308027

Harrah’s Arizona Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	62-1523519

Harrah’s Illinois Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0284653

Harrah’s Imperial Palace Corp.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	37-1518194

Harrah’s Interactive Investment Company	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0326036

Harrah’s Investments, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0317848

Harrah’s Kansas Casino Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0313173

Harrah’s Management Company	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0187173

Harrah’s Marketing Services Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	86-0889202

Harrah’s Maryland Heights Operating Company	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0343024

Harrah’s New Orleans Management Company	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	62-1534758

Harrah’s Pittsburgh Management Company	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0320269

Harrah’s Reno Holding Company, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	62-1440237

Harrah’s Southwest Michigan Casino Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0337476

Harrah’s Travel, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0400542

Harrah’s Tunica Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0292680

Harrah’s Vicksburg Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0292320

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number

Harveys BR Management Company, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	91-2000710

Harveys C.C. Management Company, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0307948

Harveys Iowa Management Company, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0321071

HBR Realty Company, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	91-2000709

HCR Services Company, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0370327

HEI Holding Company One, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	37-1524630

HEI Holding Company Two, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	38-3737280

Las Vegas Resort Development, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	90-0123916

LVH Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0402427

Parball Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0410530

Players Development, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	22-3452913

Players Resources, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	22-3409555

Reno Projects, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0300954

Rio Development Company, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0220505

Tele/Info, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0188729

Trigger Real Estate Corporation	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0398745

190 Flamingo, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	38-3736606

Caesars India Sponsor Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	26-3478539

Corner Investment Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	37-1531785

DCH Exchange, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	61-1527745

Harrah’s Bossier City Management Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	71-0902685

Harrah’s Chester Downs Management Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	68-0590545

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number

Harrah’s License Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	42-1643727

Harrah’s Shreveport Investment Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0292677

Harrah’s Shreveport Management Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	62-1839697

H-BAY, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	42-1640291

HCAL, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0313169

HHLV Management Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	87-0719578

Hole in the Wall, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	04-3813150

Horseshoe GP, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	94-3230241

Koval Investment Company, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	56-2599115

Las Vegas Golf Management, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	41-2171222

Nevada Marketing, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	30-0341987

Players Holding, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0346670

Players International, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	95-4175832

Players LC, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	22-3414663

Players Maryland Heights Nevada, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0345262

Players Riverboat Management, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0332373

Players Riverboat, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0332372

Roman Empire Development, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	35-2286976

TRB Flamingo, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	59-3797439

New Gaming Capital Partnership	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-6060088

Bally’s Park Place, Inc.	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	36-2931526

Boardwalk Regency Corporation	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	95-3147313

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number

Caesars New Jersey, Inc.	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	22-2230292

Caesars World Marketing Corporation	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	22-2746389

GNOC, Corp.	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	22-2494608

Martial Development Corp.	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	22-3461012

Players Services, Inc.	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	22-3400988

Atlantic City Country Club 1, LLC	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	21-0600260

Harrah’s NC Casino Company, LLC	North Carolina	One Caesars Palace Drive Las Vegas, NV 89109	56-1936298

Harrah South Shore Corporation	California	One Caesars Palace Drive Las Vegas, NV 89109	88-0074793

Showboat Atlantic City Mezz 1, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305647

Showboat Atlantic City Mezz 2, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305702

Showboat Atlantic City Mezz 3, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305739

Showboat Atlantic City Mezz 4, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305784

Showboat Atlantic City Mezz 5, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305816

Showboat Atlantic City Mezz 6, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305847

Showboat Atlantic City Mezz 7, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305886

Showboat Atlantic City Mezz 8, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305920

Showboat Atlantic City Mezz 9, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305951

Showboat Atlantic City Propco, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1305988

Tahoe Garage Propco, LLC	Delaware	One Caesars Palace Drive Las Vegas, NV 89109	26-1777697

Harveys Tahoe Management Company, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	88-0370589

HTM Holding, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	26-2258855

Showboat Holding, Inc.	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	26-2397971

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants’ Principal Executive Offices	I.R.S. Employer Identification Number

DCH Lender, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	26-2468212

Durante Holdings, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	42-168403

Caesars Entertainment Development, LLC	Nevada	One Caesars Palace Drive Las Vegas, NV 89109	83-0379289

Ocean Showboat, Inc.	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	22-2500790

Showboat Atlantic City Operating Company, LLC	New Jersey	One Caesars Palace Drive Las Vegas, NV 89109	26-1305623

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-4 of Harrah’s Entertainment, Inc. and Harrah’s Operating Company, Inc. is being filed for the purpose of filing exhibits.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

California Registrants: California Clearing Corporation and Harrah South Shore Corporation are incorporated under the laws of California.

Section 317 of the California Corporations Code provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with the proceeding, if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation, and in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. Indemnification for expenses, including amounts paid on settling or otherwise disposing of a threatened or pending action or defending against the same, can be made in certain circumstances by action of the company through a majority vote of a quorum of the corporation’s Board of Directors consisting of directors who are not party to the proceedings; approval of shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or such court in which the proceeding is or was pending upon application by designated parties.

The bylaws of Harrah’s South Shore Corporation provide for indemnification of any person made party to or threatened to be made party to any proceeding by reason of the fact that such person is or was a director, officer, employee, or agent of the company, or is or was acting at the request of the corporation as a director, officer, employee or agent of another entity, provided such person acted in good faith, in a manner reasonably believed to be in the best interests of the corporation, and, in the case of a criminal action or proceeding, had no reason to believe that such conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any action or suit by or in the right of the company by reason of the fact that such person is or was a director, officer, employee or agent of the company, or was serving at the request of the company as the agent of another entity, against expenses, including attorney’s fees, reasonably incurred by such person in the defense or settlement of such action, provided such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the company, unless and only to the extent that there has been a determination by the court in which such action was brought that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnification. Any indemnification made under the operating agreement shall be made only as authorized by an appropriate determination that indemnification is proper because the person has met the applicable standard of conduct for such indemnification.

There is no provision for indemnification in the articles of incorporation or bylaws of California Clearing Corporation.

Delaware Registrants:

(a) Bally’s Midwest Casino, Inc., Bally’s Operator, Inc., Caesars Palace Corporation, Harrah’s International Holding Company, Inc., Harrah’s Entertainment, Inc., Harrah’s Operating Company, Inc., and Sheraton Tunica Corporation are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”) permits each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

The bylaws of all the Delaware registrants indemnify to the fullest extent of the law every director and officer against expenses incurred by him if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation.

Under the bylaws of Harrah’s Operating Company, Inc., Bally’s Midwest Casino, Inc., Caesars Palace Corporation and Harrah’s International Holding Company, Inc., no indemnification shall be made in respect of any claim as to which such person has been adjudged to be liable to the corporation unless the court in which such action was brought shall determine that, despite adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. For these registrants, any indemnification shall be made by the corporation only as authorized by (i) the Board of Directors, (ii) independent legal counsel if the Board of Directors cannot obtain a quorum, or (iii) by the stockholders. However, to the extent that a director or officer has been successful on the merits or otherwise in defense of any action, he shall be indemnified against expenses without authorization. Expenses incurred in defending or investigating a threatened or pending action may be paid by the corporation in advance of the final disposition of such action upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

(b) AJP Holdings, LLC, AJP Parent, LLC, Biloxi Hammond, LLC, Biloxi Hammond, LLC, Biloxi Village Walk Development, LLC, Chester Facility Holding Company, LLC, Harrah’s Chester Downs Investment Company, LLC, Harrah’s Maryland Heights LLC, Harrah’s MH Project, LLC, Harrah’s Operating Company Memphis, LLC, Harrah’s Shreveport/Bossier City Holding Company, LLC, Harrah’s Shreveport/Bossier City Investment Company, LLC, Harrah’s Sumner Investment Company, LLC, Harrah’s Sumner Management Company, LLC, Harrah’s West Warwick Gaming Company, LLC, Horseshoe Gaming Holding, LLC, JCC Holding Company II LLC, Koval Holdings Company, LLC, Reno Crossroads, LLC, Showboat Atlantic City Mezz 1, LLC, Showboat Atlantic City Mezz 2, LLC, Showboat Atlantic City Mezz 3, LLC, Showboat Atlantic City Mezz 4, LLC, Showboat Atlantic City Mezz 5, LLC, Showboat Atlantic City Mezz 6, LLC, Showboat Atlantic City Mezz 7, LLC, Showboat Atlantic City Mezz 8, LLC, Showboat Atlantic City Mezz 9, LLC, Showboat Atlantic City Propco, LLC, Tahoe Garage Propco, LLC , Village Walk Construction, LLC, Winnick Parent, LLC, and Winnick Holdings, LLC are each organized as limited liability companies under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act permits a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

The operating agreements of Delaware limited liability registrant, except for Harrah’s West Warwick Gaming Company, LLC, indemnifies the members of the limited liability company to the fullest extent of the law. Additionally, the operating agreement for each of these companies allows for the member to cause the company to indemnify the managers and/or officers for actions arising in connection with the company.

Notwithstanding the foregoing, any and all indemnification obligations of any company shall be satisfied only from the assets of that company.

There is no provision for indemnification in the organizational document or operating agreement of Warwick Gaming Company, LLC.

(c) Bally’s Olympia Limited Partnership is organized as a limited partnership under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (the “Act”) permits a limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The limited partnership agreement of Bally’s Olympia Limited Partnership provides that the partnership shall indemnify the general partner and its officers, directors, shareholders, employees and agents from and against any loss, expense, damage or injury suffered or sustained by it or them by reason of any acts omissions or alleged acts or omissions on behalf of the partnership within the scope of the authority conferred on the general partner by this agreement or by law, including any payments made by the general partner to any of its officers, directors, employees or agents pursuant to an indemnification agreement or at law or pursuant to the general partner’s articles of incorporation or bylaws, if the acts, omissions or alleged acts or omissions upon which such actual or threatened proceeding is based were not performed or omitted fraudulently, in violation of the limited partnership agreement or Delaware law, with gross negligence, willful misconduct or in bad faith by such party.

Florida Registrant: Caesars World, Inc. is incorporated under the laws of Florida.

Section 607.0831 of the Florida Business Corporation Act (the “FBCA”) provides, among other things, that a director is not personally liable for monetary damages to a company or any other person for any statement, vote, decision or failure to act by the director, regarding corporate management or policy, unless the director breached or failed to perform his or her duties as a director and such breach or failure constitutes (1) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (2) a transaction from which the director derived an improper personal benefit; (3) a circumstance under which the liability provisions of Section 607.0834 of the FBCA (relating to the liability of the directors for improper distributions) are applicable; (4) willful misconduct or a conscious disregard for the best interest of the company in the case of a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a stockholders or (5) recklessness or an act or omission in bad faith or with malicious purpose or with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than such company or a stockholder.

Section 607.0850 of the FBCA permits a company to indemnify any person who was or is a party to any proceeding (other than an action by or in the right of the company) by reason of the fact that he is or was a director, officer, employee or agent of the company (or is or was serving at the request of the company in such a position for any entity) against liability incurred in connection with such proceedings, if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the company and, with respect to criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful.

The FBCA requires that a director, officer or employee be indemnified for actual and reasonable expenses (including attorneys’ fees) to the extent that he or she has been successful on the merits or otherwise in the defense of any proceeding. Florida law also allows expenses of defending a proceeding to be advanced by a company before the final disposition of the proceedings, provided that the officer, director or employee undertakes to repay such advance if it is ultimately determined that indemnification is not permitted.

There is no provision for indemnification in the articles of incorporation or bylaws of Caesars World, Inc.

Illinois Registrant: Southern Illinois Riverboat/Casino Cruises, Inc. is incorporated under the laws of Illinois.

Section 8.75 of the Illinois Business Corporation Act of 1983, as amended (the “IBCA”), provides for a limitation of director liability. Under Section 8.75 of the IBCA, directors and officers may be indemnified by the corporation against all expenses incurred in connection with actions (including, under certain circumstances, derivative actions) brought against such director or officer by reason of his or her status as the corporation’s representative, or by reason of the fact that such director or officer serves or served as a representative of another entity at the corporation’s request, so long as the director or officer acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the corporation’s best interests.

The IBCA also permits the purchase and maintenance of insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the IBCA.

The bylaws of Southern Illinois Riverboat/Casino Cruises, Inc. provides that the corporation shall indemnify, to the fullest extent permitted by law, any and all persons whom it shall have the power to indemnify from and against any and all expenses, liabilities, or other matters. In addition, the indemnification provided for in the bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled.

Indiana Registrants:

(a) Casino Computer Programming, Inc., Roman Entertainment Corporation of Indiana, and Roman Holding Corporation of Indiana are incorporated under the laws of Indiana.

Section 23-1-37-8 of the Indiana Business Corporation Law provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (1) the individual’s conduct was in good faith; and (2) the individual reasonably believed: (A) in the case of conduct in the individual’s official capacity with the corporation, that the individual’s conduct was in its best interests; and (B) in all other cases, that the individual’s conduct was at least not opposed to its best interests; and (3) in the case of any criminal proceeding, the individual either: (A) had reasonable cause to believe the individual’s conduct was lawful; or (B) had no reasonable cause to believe the individual’s conduct was unlawful.

The bylaws of each of Roman Entertainment Corporation of Indiana and Roman Holding Corporation indemnify the directors and officers of each corporation against any and all liability incurred by such person in connection with any claim (i) if such person is wholly successful with respect to such claim or (ii) such person is determined, in accordance with the certificate of incorporation, to have acted in good faith, in what such person reasonably believed to be the best interests of the corporation or at least not opposed to its best interests and, in addition, with respect to any criminal claim, is determined to have had reasonable cause to believe that his or her conduct was lawful and had no cause to believe that such conduct was unlawful.

The bylaws of Casino Computer Programming, Inc. indemnify its directors and officers if they are made party to a proceeding in connection with their capacities as such, to the fullest extent of the law, against all liability incurred by such a person in connection with the proceeding, provided a determination is made that such indemnification is permissible in the circumstances because such person has met the standard of conduct for indemnification as specified under applicable law. In addition, the corporation shall indemnify any person who is wholly successful, on the merits or otherwise, in the defense of any such proceeding, without the requirement of a determination as set forth above.

(b) Caesars Riverboat Casino, LLC and Horseshoe Hammond, LLC are limited liability companies organized under the laws of Indiana.

Under 23-18-2-2(14) of the Indiana Limited Liability Company Act, a company may indemnify and hold harmless any member, manager, agent, or employee from and against any and all claims and demands, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness and subject to any standards and restrictions set forth in a written operating agreement.

The operating agreement of Caesars Riverboat Casino, LLC provides that the company shall indemnify any person who was or is a party, or is threatened to be made a party, to any claim or threatened claim by reason of the fact that such party is or was a general manager, director or member of the company, is or was serving at the request of the company as a director, officer, partner, manager, member, trustee, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against expenses and other costs actually or reasonably incurred in accordance with such a claim, except in cases of malfeasance.

The operating agreement of Horseshoe Hammond, LLC provides that the company shall indemnify any person who is a party or is threatened to be made a party to any action, other than one by or in the right of the company, by reason of the fact that he is or was a director, officer, employee, or agent of the company, or is or was serving at the request of the corporation as an officer, director, employee, or agent of another entity, against costs and expenses actually and reasonably incurred by him in connection with such an action, provided such person acted in good faith and in a manner reasonably believed to be in or not opposed to the bests interests of the company, and, with respect to any criminal action, such person had no reasonable cause to believe such conduct was unlawful. In addition, in the case of an action by or in the right of the company, such person shall be entitled to indemnification against all expenses (including attorney’s fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged liable to the company unless and only to the extent that the court in which such an action shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity. To the extent that a director, officer, employee, or agent of the company has been successful, on the merits or otherwise in defense of any such action, he shall be indemnified against expenses (including attorney’s fees) actually and reasonably incurred by such person in connection therewith.

Kentucky Registrant: Players Bluegrass Downs, Inc. is incorporated under the laws of Kentucky.

Sections 271B.8-500 to 271B.8-580 of the Kentucky Business Corporation Act; provides that, subject to restrictions contained in the statute, a corporation may indemnify any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or employee benefit plan. A person who has been successful on the merits or otherwise in any suit or matter covered by the indemnification statute shall be indemnified against expenses (including attorneys’ fees) reasonably incurred by him in connection therewith. Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or if such a quorum cannot be obtained, by a majority vote of a committee of the board, duly designated to so act by a majority of the full board, consisting solely of two or more directors who are not parties to the action; or by special legal counsel selected by the board or a committee thereof; or by the shareholders who are not parties to such action, suit or proceeding. Expenses incurred in defense may be paid in advance upon receipt by the corporation of a written affirmation by the director of his good faith belief that he has met the applicable standard of conduct required, a written undertaking by or on behalf of the director to repay such advance if it is ultimately determined that he did not meet the standard of conduct, and a determination that the facts then known to those making the determination would not preclude indemnification under the statute. The indemnification provided by statute shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, which shall inure to the benefit of the heirs, executors and administrators of such a person. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person could be indemnified under the statute. References to the corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation and anyone seeking indemnification by virtue of acting in some capacity with a constituent corporation would stand in the same position as if he had served the resulting or surviving corporation in the same capacity.

The articles of incorporation of Players Bluegrass Downs, Inc. provide that directors shall not be liable to the corporation or its shareholders for monetary damages for breach of duty as a director except: (i) in connection with a transaction in which the director’s personal financial interest is in conflict with the financial interest of the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or are known to the director to be a violation of law; (iii) for unlawful distributions under Kentucky Revised Statutes Section 271B.8-330; and (iv) for any transaction from which the director derived an improper personal benefit.

Louisiana Registrants:

(a) Horseshoe Entertainment is a limited partnership organized under the laws of Louisiana.

Under the laws of Louisiana, there is no statutory indemnification of officers or others persons affiliated with a limited partnership.

The limited partnership agreement of Horseshoe Entertainment does not provide for indemnification of officers or other persons due to actions undertaken in connection with their affiliation with the limited partnership.

(b) Harrah’s Bossier City Investment Company, LLC, Horseshoe Shreveport, L.L.C., Jazz Casino Company, LLC, JCC Fulton Development, LLC, and Players Riverboat II, LLC are limited liability companies organized under the laws of Louisiana.

Section 12:1315(2) of the Louisiana Limited Liability Company Act provides for indemnification of a member or members, or a manager or managers, for judgments, settlements, penalties, fines, or expenses incurred because he is or was a member or manager.

The operating agreements of Jazz Casino Company, LLC and JCC Fulton Development, LLC provides that no member shall be personally liable for monetary damages for breach of any duty provided for under LSA-R.S. 12:1314, and that the companies shall indemnify, defend, and hold harmless all members against expenses incurred because such person or entity was a member of the company. In addition, the companies may in, each’s sole and absolute discretion, indemnify and hold harmless their officers, employees or agents of the company against expenses incurred because such person was an officer, employee or agent of the company, except in the case of such person’s fraud, willful misconduct, malfeasance or bad faith.

The limited liability company agreement of Harrah’s Bossier City Investment Company, LLC provides that the company shall indemnify the member, to the fullest extent permitted by law, against all costs and expenses of any nature, arising from any and all claims and actions of any nature in which the member may be involved, or threatened to be involved, as a party or otherwise, relating to the performance or nonperformance of any act concerning the activities of the company. In addition, the member may cause the company to indemnify any managers and/or officers against any and all costs arising out of any and all actions in connection with the business of the company.

The limited liability company agreements and operating agreements of Horseshoe Shreveport, LLC and Players Riverboat II, LLC do not provide for indemnification of officers and directors.

Minnesota Registrants:

(a) BL Development Corp., GCA Acquisition Subsidiary, Inc., Grand Casinos, Inc., and Grand Media Buying, Inc. are incorporated under the laws of Minnesota.

Unless prohibited in a corporation’s articles or bylaws, Section 302A.521 of the Minnesota Business Corporation Act (“MBCA”) requires indemnification of officers, directors, employees and agents, under certain circumstances, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys’ fees and disbursements) incurred by such person in connection with a threatened or pending proceeding with respect to the acts or omissions of such person in his official capacity, except where such persons have not acted in good faith.

The bylaws of the Minnesota corporations provide that each company shall indemnify its officers, directors, employees, and agents to the fullest extent permitted by Minnesota law.

(b) Grand Casinos of Biloxi, LLC is a limited liability company organized under the laws of Minnesota.

Section 322B.699 of the Minnesota Limited Liability Company Act provides that a limited liability company shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorney’s fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (1) has not been indemnified by another organization or employee benefit plan for the same judgment, penalty or fine incurred by the person in connection with the proceeding with respect to the same acts or omissions; (2) acted in good faith; (3) received no improper personal benefit and Section 322B.666, relating to conflicts of interest, if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) reasonably believed that the conduct was in the best interests of the limited liability company, or in the case of acts or omissions occurring in connection with a conflict of interest, reasonably believed that the conduct was not opposed to the best interests of the limited liability company.

Subdivision 4 of Section 322B.699 of the Minnesota Limited Liability Company Act further provides that the articles of organization, a member control agreement, or bylaws either may prohibit indemnification or advances of expenses otherwise required by Section 322B.699, or may impose conditions on indemnification or advancement of expenses in addition to the conditions contained in Section 322B.699.

The operating agreement of Grand Casinos of Biloxi, LLC provides that the company shall indemnify and hold harmless the member to the fullest extent permitted by law against any and all costs and expenses of any nature arising out of any and all claims in which the member may be involved, or threatened to be involved as a party or otherwise, relating to the performance or nonperformance of any act concerning the activities of the company. In addition, the member may cause the company to indemnify any managers and/or officers against any and all costs and expenses arising from any and all actions arising in connection with the business of the company or by virtue of such person’s capacity as an agent of the company.

Mississippi Registrants:

(a) Bally’s Tunica, Inc., East Beach Development Corporation, and Robinson Property Group Corp. are incorporated under the laws of Mississippi.

Section 79-4-2.02(b)(5) of the Mississippi Business Corporation Act (the “MBCA”) permits the corporation to include an obligatory indemnification for directors in its Articles of Incorporation for all acts other than: (i) distributions made in excess of standards established by Mississippi law or in the corporation’s articles of incorporation, for which Section 79-4-8.33 imposes personal liability on directors to the corporation; and (ii) circumstances where, in his performance as a director, a director has received a financial benefit to which he is not entitled, he intentionally inflicts harm on the corporation or its stockholders or he intentionally violates any criminal law. The law further permits us to advance all expenses for defense of a director in any lawsuit brought against a director in his capacity as a director. The MBCA specifically provides in Section 79-4-8.53 that such advances are allowed by Mississippi law. Such advances may be made under the MBCA only after a determination that the director met all relevant standards of conduct.

Section 79-4-8.56 of the MBCA permits a Mississippi corporation to indemnify any officer to the same extent as to a director. Indemnification of officers and directors against reasonable expenses is mandatory under Section 79-4-8.52 of the MBCA to the extent the officer or director is successful on the merits or otherwise in the defense of any action or suit against him giving rise to a claim of indemnification.

The bylaws of Bally’s Tunica, Inc. and Robinson Property Group Corp. provide that each company respectively shall indemnify its directors and officers to the extent permitted by Mississippi law.

Under its bylaws, indemnification by Robinson Property Group Corp shall be made by the corporation only as authorized in the specific case upon a determination that indemnification if proper in the circumstances because the director or officer has met the applicable standard of conduct.

The certificate of incorporation and bylaws of East Beach Development Corp. do not provide for the indemnification of officers and directors.

(b) Grand Casinos of Mississippi, LLC Gulfport is a limited liability company organized under the laws of Mississippi.

Section 72-29-110 of the Mississippi Limited Liability Company Act provides that a limited liability company may indemnify and hold harmless any member, manager or other person made a party to a proceeding because he is or was a member, manager or agent of the limited liability company against liability incurred in the proceeding if: (a) he conducted himself in good faith; and (b) he reasonably believed: (i) in the case of conduct in his official capacity with the limited liability company, that his conduct was in its best interests; and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful.

A limited liability company may not indemnify a member, manager, or other person under Section 79-29-110: (a) in connection with a proceeding by or in the right of the limited liability company in which the member, manager or other person was adjudged liable to the limited liability company; or (b) in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Section 79-29-110 further provides that, unless otherwise provided in its certificate of formation or limited liability company agreement, a limited liability company shall indemnify a member, manager or other person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a member, manager or agent of the limited liability company against reasonable expenses incurred by him in connection with the proceeding.

The operating agreement of Grand Casinos of Mississippi, LLC Gulfport provides that the company shall indemnify the managers and make advancements for their expenses to the maximum extent permitted by law.

Missouri Registrant: Harrah’s North Kansas City LLC is a limited liability company organized under the laws of Missouri.

The Missouri Limited Liability Company Act is silent as to indemnification. Section 351.355 of the General and Business Corporation Law of Missouri, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful.

New Jersey Registrants:

(a) Bally’s Park Place, Inc., Boardwalk Regency Corporation, Caesars New Jersey, Inc., Caesars World Marketing Corporation, GNOC, Corp., Martial Development Corp., Ocean Showboat, Inc. and Players Services, Inc. are incorporated under the laws of New Jersey.

Subsection (2) of Section 3-5, Title 14A of the New Jersey Business Corporation Act (“NJBCA”) empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the corporation or a director, officer, trustee, employee or agent of another related corporation or enterprise, against reasonable costs (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceedings, had no reasonable cause to believe that such conduct was unlawful. In connection with any proceeding by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The charter and/or bylaws of Bally’s Park Place, Inc., Caesars New Jersey, Inc., Caesars World Marketing Corporation, Martial Development Corp. and Players Services, Inc. provide indemnification of their directors and officers to the fullest extent permitted by law.

The charters and bylaws of the Boardwalk Regency Corp., GNOC, Corp. and Ocean Showboat, Inc. do not provide for the indemnification of their directors or officers.

(b) Atlantic City Country Club 1, LLC and Showboat Atlantic City Operating Company, LLC are limited liability companies organized under the laws of New Jersey.

Section 42:2B-10 of the New Jersey Limited Liability Company Act, provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The operating agreement of Atlantic City Country Club I, LLC provides that the company shall indemnify and hold harmless the member to the fullest extent permitted by law against any and all costs and expenses of any nature arising out of any and all claims in which the member may be involved, or threatened to be involved as a party or otherwise, relating to the performance or nonperformance of any act concerning the activities of the company. In addition, the member may cause the company to indemnify any managers and/or officers against any and all costs and expenses arising from any and all actions arising in connection with the business of the company or by virtue of such person’s capacity as an agent of the company.

The operating agreement of Showboat Atlantic City Operating Company, LLC indemnifies its member, officers, directors, employees and agents to the fullest extent permitted by law against liability arising in connection with the good faith discharge of such person’s obligations, except for any fraudulent, criminal or grossly negligent act or omission. Expenses incurred in defending or investigating a threatened or pending action may be paid by the corporation in advance of the final disposition of such action upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

Nevada Registrants:

(a) B I Gaming Corporation, Benco, Inc., Caesars Entertainment Golf, Inc., Caesars Entertainment Akwesasne Consulting Corp., Caesars Entertainment Canada Holding, Inc., Caesars Entertainment Finance Corp., Caesars Entertainment Retail, Inc., Caesars Palace Realty Corp., Caesars Palace Sports Promotions, Inc., Caesars United Kingdom, Inc., Caesars World Merchandising, Inc., CEI-Sullivan County Development Company, Consolidated Supplies, Services and Systems, Desert Palace, Inc., Dusty Corporation, FHR Corporation, Flamingo-Laughlin, Inc., Harrah’s Alabama Corporation, Harrah’s Arizona Corporation, Harrah’s Illinois Corporation, Harrah’s Imperial Palace Corp., Harrah’s Interactive Investment Company, Harrah’s Investments, Inc., Harrah’s Kansas Casino Corporation, Harrah’s Management Company, Harrah’s Marketing Services Corporation, Harrah’s Maryland Heights Operating Company, Harrah’s New Orleans Management Company, Harrah’s Pittsburgh Management Company, Harrah’s Reno Holding Company, Inc., Harrah’s Southwest Michigan Casino Corporation, Harrah’s Travel, Inc., Harrah’s Tunica Corporation, Harrah’s Vicksburg Corporation, Harveys BR Management Company, Inc., Harveys C.C. Management Company, Inc., Harveys Iowa Management Company, Inc., HBR Realty Company, Inc., HCR Services Company, Inc., HEI Holding Company One, Inc., Harveys Tahoe Management Company, Inc., HEI Holding Company Two, Inc., HTM Holding, Inc., Las Vegas Resort Development, Inc., LVH Corporation, Parball Corporation, Players Development, Inc., Players Resources Inc., Reno Projects, Inc., Rio Development Company, Inc., Showboat Holding, Inc., Tele/Info, Inc., and Trigger Real Estate Corporation are incorporated under the laws of Nevada.

Chapter 78 of the Nevada Revised Statutes allows directors and officers to be indemnified against liabilities they may incur while serving in such capacities. Under the applicable statutory provisions, the registrant may indemnify its directors or officers who were or are a party or are threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that they are or were directors or officers of the corporation, or are or were serving at the request of the corporation as directors or officers of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by them in connection with the action, suit, or proceeding, unless it is ultimately determined by a court of competent jurisdiction that they breached their fiduciary duties by intentional misconduct, fraud, or a knowing violation of law or did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In addition, the applicable statutory provisions mandate that the company indemnify its directors and officers who have been successful on the merits or otherwise in defense of any action, suit, or proceeding against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense. The company will advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the company.

The charters and/or bylaws of the following corporations provide indemnity provisions for directors and officers who are party to suits of a the corporation, except that in each case such indemnification shall not exceed the amount permitted by the Nevada Revised Statutes and the charters and bylaws may specify the circumstances under which the corporation will indemnify a director or officer: B I Gaming Corporation, Benco, Inc., Caesars Entertainment Golf, Inc., Caesars Entertainment Akwesasne Consulting Corp., Caesars Entertainment Canada Holding, Inc., Caesars Entertainment Finance Corp., Caesars Entertainment Retail, Inc., Caesars Palace Realty Corp., Caesars United Kingdom, Inc., CEI-Sullivan County Development Company, Consolidated Supplies, Services and Systems, Desert Palace, Inc., Dusty Corporation, FHR Corporation, Flamingo-Laughlin, Inc., Harrah’s Alabama Corporation, Harrah’s Arizona Corporation, Harrah’s Illinois Corporation, Harrah’s Imperial Palace Corp., Harrah’s Interactive Investment Company, Harrah’s Investments, Inc., Harrah’s Kansas Casino Corporation, Harrah’s Management Company, Harrah’s Marketing Services Corporation, Harrah’s Maryland Heights Operating Company, Harrah’s New Orleans Management Company, Harrah’s Pittsburgh Management Company, Harrah’s Reno Holding Company, Inc., Harrah’s Southwest Michigan Casino Corporation, Harrah’s Travel, Inc., Harrah’s Tunica Corporation, Harrah’s Vicksburg Corporation, Harveys BR Management Company, Inc., Harveys C.C. Management Company, Inc., Harveys Iowa Management Company, Inc., HBR Realty Company, Inc., HCR Services Company, Inc., HEI Holding Company One, Inc., Harveys Tahoe Management Company, Inc., HEI Holding Company Two, Inc., HTM Holding, Inc., Las Vegas Resort Development, Inc., LVH Corporation, Parball Corporation, Players Development, Inc., Players Resources Inc., Reno Projects, Inc., Rio Development Company, Inc., Showboat Holding, Inc., and Trigger Real Estate Corporation.

Neither the charter nor bylaws of the following companies provide for the indemnification of directors or officers: Caesars Palace Sports Promotions, Inc., Caesars World Merchandising, Inc. and Tele/Info, Inc.

(b) 190 Flamingo, LLC, Caesars India Sponsor Company, LLC, Corner Investment Company, LLC, Caesars Entertainment Development, LLC, DCH Exchange, LLC, DCH Lender, LLC, Desert Club, LLC, Durante Holdings, LLC, Harrah’s Bossier City Management Company, LLC, Harrah’s Chester Downs Management Company, LLC, Harrah’s License Company, LLC, Harrah’s Shreveport Investment Company, LLC, Harrah’s Shreveport Management Company, LLC, H-BAY, LLC, HCAL, LLC, HHLV Management Company, LLC, Hole in the Wall, LLC, Horseshoe GP, LLC, Koval Investment Company, LLC, Las Vegas Golf Management, LLC, Nevada Marketing, LLC, Players Holding, LLC, Players International, LLC, Players LC, LLC, Players Maryland Heights Nevada, LLC, Players Riverboat Management, LLC, Players Riverboat, LLC, Roman Empire Development, LLC, and TRB Flamingo, LLC are organized as limited liability companies under the laws of Nevada.

The operating agreement and/or bylaws of the following companies indemnify the members to the fullest extent of the law: 190 Flamingo, LLC, Caesars India Sponsor Company, LLC, Corner Investment Company, LLC, Caesars Entertainment Development, LLC, DCH Exchange, LLC, DCH Lender, LLC, Desert Club, LLC, Durante Holdings, LLC, Harrah’s Bossier City Management Company, LLC, Harrah’s Chester Downs Management Company, LLC, Harrah’s License Company, LLC, Harrah’s Shreveport Investment Company, LLC, Harrah’s Shreveport Management Company, LLC, HCAL, LLC, HHLV Management Company, LLC, Hole in the Wall, LLC, Horseshoe GP, LLC, Koval Investment Company, LLC, Las Vegas Golf Management, LLC, Nevada Marketing, LLC, and TRB Flamingo, LLC. Additionally the member of all companies, except for Hole in the Wall, LLC, provide that the member may cause the company to indemnify managers and/or officer against actions arising in connection with the company. Hole in the Wall, LLC provides for the indemnification of managers and officers to the fullest extent of the law.

Neither the limited liability company agreements nor the operating agreements for the following companies provide for indemnification of members, managers or officers: H-BAY, LLC, Players Holding, LLC, Players International, LLC, Players LC, LLC, Players Maryland Heights Nevada, LLC, Players Riverboat Management, LLC, Players Riverboat, LLC, and Roman Empire Development, LLC.

(c) New Gaming Capital Partnership is organized as a limited partnership under the laws of Nevada.

Under the laws of Nevada, there is no statutory indemnification of officers or directors affiliated with a limited liability partnership.

The limited liability partnership agreement of New Gaming Capital Partnership provides that the partnership shall indemnify the general partner and its respective directors, officers, employees and agents against any loss incurred by virtue of their performance of the duties of general partner in connection with the partnership’s business, provided the person acted in good faith, in a manner reasonably believed to be in the best interests of the partnership, and provided such conduct does not constitute gross negligence or willful misconduct.

North Carolina Registrant: Harrah’s NC Casino Company, LLC is a limited liability company organized under the laws of North Carolina.

Section 57C-3-32 of the North Carolina Limited Liability Company Act provides that the articles of organization or a written operating agreement may eliminate or limit the personal liability of a manager, director, or executive for monetary damages for breach of any duty as manager, director, or executive and provides for indemnification of a manager, member, director, or executive for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which the member, manager, director, or executive is a party because the person is or was a manager, member, director, or executive.

No provision permitted under this section shall limit, eliminate, or indemnify against the liability of a manager, director, or executive for: (i) acts or omissions that the manager, director, or executive knew at the time of the acts or omissions were clearly in conflict with the interests of the limited liability company, (ii) any transaction from which the manager, director, or executive derived an improper personal benefit, or (iii) acts or omissions occurring prior to the date the provision became effective, except that indemnification may be provided if approved by all the members.

The operating agreement of Harrah’s NC Casino Company, LLC provides that the company shall indemnify each manager from any and all payments made and personal liabilities reasonably incurred by such manager at any time by reason of or arising out of the authorized conduct of the company’s business or the preservation of its business or property. The company shall indemnify a member or manager who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which such person was a party because such person is or was a member or manager against reasonable expenses incurred by him in connection with the proceeding. In addition, in accordance with North Carolina law, no manager shall be liable for monetary damages for breach of any duty set forth in Section 57C-3-22 of the North Carolina General Statutes. If approved by all of the members, the company may indemnify a manager or member for expenses of any kind incurred in a proceeding to which the member or manager is a party because such person is or was a manager or member; provided, however, that notwithstanding anything to the contrary contained within the operating agreement, no such relief shall limit, eliminate, or indemnify against the liability of a manager for (i) acts or omissions that the manager knew at the time were clearly in conflict with the interest of the company, (ii) any transaction from which the manager derived an improper personal benefit or (iii) acts or omissions occurring prior to the effective date of the operating agreement.

Item 21.	Exhibits and Financial Schedules.

(a)	Exhibits

See the Exhibit Index immediately following the signature pages included in this Registration Statement.

(b)	Financial Statement Schedules

Schedules for the years ended December 31, 2007, 2006 and 2005, are as follows:

Schedule II—Consolidated valuation and qualifying accounts.

Schedule I, III, IV, and V are not applicable and have therefore been omitted.

Item 22.	Undertakings.

(a)	Each of the undersigned registrants hereby undertakes:

(1)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the Registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more that a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(b)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c)	Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of Form S-4 within one business day of receipt of such request, and to send the incorporated documents by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d)	Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Entertainment Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S ENTERTAINMENT, INC.

By:	/S/ GARY W. LOVEMAN
Gary W. Loveman Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/S/ GARY W. LOVEMAN Gary W. Loveman	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	December 29, 2008

* Anthony D. McDuffie	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	December 29, 2008

*	Director	December 29, 2008
Jeffrey Benjamin

*	Director	December 29, 2008
David Bonderman

*	Director	December 29, 2008
Anthony Civale

*	Director	December 29, 2008
Jonathan Coslet

*	Director	December 29, 2008
Kelvin Davis

[Signatures continue]

Signature	Capacity	Date

*	Director	December 29, 2008
Jeanne P. Jackson

*	Director	December 29, 2008
Karl Peterson

*	Director	December 29, 2008
Eric Press

*	Director	December 29, 2008
Marc Rowan

*	Director	December 29, 2008
Lynn C. Swann

*	Director	December 29, 2008
Christopher Williams

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Operating Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S OPERATING COMPANY, INC.

By:	*
Gary W. Loveman Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	Chief Executive Officer, President and Director (Principal Executive Officer)	December 29, 2008

* Anthony D. McDuffie	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, California Clearing Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CALIFORNIA CLEARING CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bally’s Midwest Casino, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BALLY’S MIDWEST CASINO, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bally’s Operator, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BALLY’S OPERATOR, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Palace Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS PALACE CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s International Holding Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S INTERNATIONAL HOLDING COMPANY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Sheraton Tunica Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHERATON TUNICA CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, AJP Holdings, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

AJP HOLDINGS, LLC

By:	AJP Parent, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature		Capacity	Date

AJP Parent

By:	Harrah’s Operating Company, Inc., its sole member	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, AJP Parent, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

AJP PARENT, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Biloxi Hammond, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BILOXI HAMMOND, LLC

By:	Grand Casinos of Biloxi, LLC, its sole member,

By:	Grand Casinos, Inc., its sole member,

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

Grand Casinos of Biloxi, LLC	Sole Member	December 29, 2008

By:	Grand Casinos, Inc., its sole member

By:	*
Name: Title:	Jonathan S. Halkyard Senior Vice President and Treasurer

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Biloxi Village Walk Development, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BILOXI VILLAGE WALK DEVELOPMENT, LLC

By:	Grand Casinos of Biloxi, LLC, its sole member

By:	Grand Casinos, Inc., its sole member

By:	*
Jonathan S. Halkyard, Senior Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature		Capacity	Date

Grand Casinos of Biloxi, LLC		Sole Member	December 29, 2008

By:	Grand Casinos, Inc., its sole member

By:	*
Name:	Jonathan S. Halkyard
Title:	Senior Vice President and Treasurer

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Chester Facility Holding Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CHESTER FACILITY HOLDING COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Chester Downs Investment Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S CHESTER DOWNS INVESTMENT COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* J. Carlos Tolosa	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Maryland Heights LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S MARYLAND HEIGHTS LLC

By:	Harrah’s Maryland Heights Operating Company, its managing member

By:	/S/ JONATHAN S. HALKYARD
Jonathan S. Halkyard Senior Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Maryland Heights Operating Company	Managing Member	December 29, 2008

By:	*
Name:	Jonathan S. Halkyard
Title:	Senior Vice President and Treasurer

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s MH Project, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S MH PROJECT, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Operating Company Memphis, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S OPERATING COMPANY MEMPHIS, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Shreveport/Bossier City Holding Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S SHREVEPORT/BOSSIER CITY HOLDING COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Shreveport/Bossier City Investment Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S SHREVEPORT/BOSSIER CITY INVESTMENT COMPANY, LLC

By:	Harrah’s Shreveport/Bossier City Holding Company LLC, its managing member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Shreveport/Bossier City Holding Company, LLC	Managing Member	December 29, 2008

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Sumner Investment Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S SUMNER INVESTMENT COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Sumner Management Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S SUMNER MANAGEMENT COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s West Warwick Gaming Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S WEST WARWICK GAMING COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Horseshoe Gaming Holding, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HORSESHOE GAMING HOLDING, LLC

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, JCC Holding Company II, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

JCC HOLDING COMPANY II, LLC

By:	*
Gary W. Loveman Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	Chief Executive Officer and President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Koval Holdings Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

KOVAL HOLDINGS COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Reno Crossroads, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

RENO CROSSROADS, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/s/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Village Walk Construction, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

VILLAGE WALK CONSTRUCTION, LLC

By:	Grand Casinos of Biloxi, LLC, its sole member

By:	Grand Casinos, Inc., its sole member

By:	*
Jonathan S. Halkyard Senior Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Grand Casinos of Biloxi, LLC	Sole Member	December 29, 2008

	By:	Grand Casinos, Inc.,
its sole member

By:	*
Name:	Jonathan S. Halkyard
Title:	Senior Vice President and Treasurer

*	/s/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Winnick Parent, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

WINNICK PARENT, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/s/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Winnick Holdings, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

WINNICK HOLDINGS, LLC

By:	*
Jonathan S. Halkyard President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President (Principal Executive Officer)	December 29, 2008

* Michael D. Cohen	Secretary (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Winnick Parent, LLC	Sole Member	December 29, 2008

	By:	Harrah’s Operating Company, Inc.
its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/s/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bally’s Olympia Limited Partnership has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BALLY’S OLYMPIA LIMITED PARTNERSHIP

By:	Bally’s Operator, Inc., its general partner

By:	*
Jonathan S. Halkyard Senior Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

Bally’s Operator, Inc.	General Partner	December 29, 2008

By:	*
Jonathan S. Halkyard Senior Vice President, Treasurer and Director

*	/s/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars World, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS WORLD, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/s/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Southern Illinois Riverboat/Casino Cruises, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC.

By:	*
J. Carlos Tolosa President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* J. Carlos Tolosa	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/s/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Casino Computer Programming, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CASINO COMPUTER PROGRAMMING, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/s/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Roman Entertainment Corporation of Indiana has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

ROMAN ENTERTAINMENT CORPORATION OF INDIANA

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Roman Holding Corporation of Indiana has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

ROMAN HOLDING CORPORATION OF INDIANA

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Riverboat Casino, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS RIVERBOAT CASINO, LLC

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Harrah’s Operating Company, Inc.	Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Horseshoe Hammond, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HORSESHOE HAMMOND, LLC

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Horseshoe Gaming Holding, LLC	Sole Member	December 29, 2008

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Bluegrass Downs, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS BLUEGRASS DOWNS, INC.

By:	*
J. Carlos Tolosa President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* J. Carlos Tolosa	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Bossier City Investment Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S BOSSIER CITY INVESTMENT COMPANY, LLC

By:	Harrah’s Shreveport / Bossier City Holding Company, its managing member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Shreveport/Bossier City Holding Company	Managing Member	December 29, 2008

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Horseshoe Shreveport, L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HORSESHOE SHREVEPORT, L.L.C.

By:	Horseshoe Gaming Holding, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Horseshoe Gaming Holding, LLC	Sole Member	December 29, 2008

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Jazz Casino Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

JAZZ CASINO COMPANY, LLC

By:	*
John Payne President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* John Payne	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

JCC Holding Company II, LLC	Sole Member	December 29, 2008

By:	Harrah’s Operating Company, LLC its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, JCC Fulton Development, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

JCC FULTON DEVELOPMENT, LLC

By:	JCC Holding Company II, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
JCC Holding Company II, LLC	Sole Member	December 29, 2008

By:	Harrah’s Operating Company, Inc.,
its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Riverboat II, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS RIVERBOAT II, LLC

By:	Players Riverboat, LLC, its sole member

By:	Players Holding, LLC, its sole member,

By:	Players International, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

Players Riverboat, LLC	Member	December 29, 2008

By:	Players Holding, LLC, its sole member

By:	Players International, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

[Signatures follow]

Signature	Capacity	Date

Players Riverboat Management, LLC	Member	December 29, 2008

By:	Players Holding, LLC, its sole member

By:	Players International, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Horseshoe Entertainment has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HORSESHOE ENTERTAINMENT

By:	New Gaming Capital Partnership, its general partner,

By:	Horseshoe GP, LLC, its general partner,

By:	Horseshoe Gaming Holding, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following in the capacities and on the dates indicated.

Signature	Capacity	Date

New Gaming Capital Partnership	General Partner	December 29, 2008

By:	Horseshoe GP, LLC, its General Partner

By:	Horseshoe Gaming Holding, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, BL Development Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BL DEVELOPMENT CORP.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, GCA Acquisition Subsidiary, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

GCA ACQUISITION SUBSIDIARY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Grand Casinos, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

GRAND CASINOS, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Grand Media Buying, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

GRAND MEDIA BUYING, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Grand Casinos of Biloxi, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

GRAND CASINOS OF BILOXI, LLC

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Grand Casinos, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Jonathan S. Halkyard
Title:	Senior Vice President and Treasurer

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bally’s Tunica, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BALLY’S TUNICA, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, East Beach Development Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

EAST BEACH DEVELOPMENT CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Robinson Property Group Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

ROBINSON PROPERTY GROUP CORP.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Grand Casinos of Mississippi, LLC - Gulfport has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

GRAND CASINOS OF MISSISSIPPI, LLC - GULFPORT

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Grand Casinos, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Jonathan S. Halkyard
Title:	Senior Vice President and Treasurer

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s North Kansas City LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S NORTH KANSAS CITY LLC

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, B I Gaming Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

B I GAMING CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Benco, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BENCO, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Entertainment Golf, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS ENTERTAINMENT GOLF, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Entertainment Akwesasne Consulting Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS ENTERTAINMENT AKWESASNE CONSULTING CORP.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Entertainment Canada Holding, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS ENTERTAINMENT CANADA HOLDING, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Entertainment Finance Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS ENTERTAINMENT FINANCE CORP.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Entertainment Retail, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS ENTERTAINMENT RETAIL, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Palace Realty Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS PALACE REALTY CORP.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Palace Sports Promotions, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS PALACE SPORTS PROMOTIONS, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars United Kingdom, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS UNITED KINGDOM, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars World Merchandising, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS WORLD MERCHANDISING, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CEI-Sullivan County Development Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CEI-SULLIVAN COUNTY DEVELOPMENT COMPANY

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Consolidated Supplies, Services and Systems has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CONSOLIDATED SUPPLIES, SERVICES AND SYSTEMS

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Desert Palace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

DESERT PALACE, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Dusty Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

DUSTY CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, FHR Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

FHR CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Flamingo-Laughlin, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

FLAMINGO-LAUGHLIN, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Alabama Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S ALABAMA CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Arizona Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S ARIZONA CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Illinois Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S ILLINOIS CORPORATION

By:	*
J. Carlos Tolosa President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* J. Carlos Tolosa	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Imperial Palace Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S IMPERIAL PALACE CORP.

By:	*
Jonathan S. Halkyard President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Interactive Investment Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S INTERACTIVE INVESTMENT COMPANY

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Investments, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S INVESTMENTS, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Kansas Casino Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S KANSAS CASINO CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Management Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S MANAGEMENT COMPANY

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Marketing Services Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S MARKETING SERVICES CORPORATION

By:	*
Thomas M. Jenkin President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Thomas M. Jenkin	President	December 29, 2008
(Principal Executive Officer)

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Maryland Heights Operating Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S MARYLAND HEIGHTS OPERATING COMPANY

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s New Orleans Management Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S NEW ORLEANS MANAGEMENT COMPANY

By:	*
Gary W. Loveman Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Pittsburgh Management Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S PITTSBURGH MANAGEMENT COMPANY

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Reno Holding Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S RENO HOLDING COMPANY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Southwest Michigan Casino Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S SOUTHWEST MICHIGAN CASINO CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer, and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Travel, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S TRAVEL, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Tunica Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S TUNICA CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Vicksburg Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S VICKSBURG CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harveys BR Management Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARVEYS BR MANAGEMENT COMPANY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harveys C.C. Management Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARVEYS C.C. MANAGEMENT COMPANY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harveys Iowa Management Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARVEYS IOWA MANAGEMENT COMPANY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, HBR Realty Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HBR REALTY COMPANY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President and Director (Principal Executive Officer)	December 29, 2008
Gary W. Loveman

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, HCR Services Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HCR SERVICES COMPANY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President and Director (Principal Executive Officer)	December 29, 2008
Gary W. Loveman

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, HEI Holding Company One, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HEI HOLDING COMPANY ONE, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President and Director (Principal Executive Officer)	December 29, 2008
Gary W. Loveman

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, HEI Holding Company Two, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HEI HOLDING COMPANY TWO, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President and Director (Principal Executive Officer)	December 29, 2008
Gary W. Loveman

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Las Vegas Resort Development, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

LAS VEGAS RESORT DEVELOPMENT, INC.

By:	*
Jonathan S. Halkyard President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	Director	December 29, 2008
Gary W. Loveman

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, LVH Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

LVH CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Parball Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PARBALL CORPORATION

By:	*
Jonathan S. Halkyard President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Development, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS DEVELOPMENT, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Resources, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS RESOURCES, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Chief Executive Officer and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Reno Projects, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

RENO PROJECTS, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Rio Development Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

RIO DEVELOPMENT COMPANY, INC.

By:	*
Thomas M. Jenkin President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Thomas M. Jenkin	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Director	December 29, 2008

* Kevin Ortzman	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tele/Info, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

TELE/INFO, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Trigger Real Estate Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

TRIGGER REAL ESTATE CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President and Director (Principal Executive Officer)	December 29, 2008
Gary W. Loveman

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, 190 Flamingo, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

190 FLAMINGO, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars India Sponsor Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS INDIA SPONSOR COMPANY, LLC

By:	California Clearing Corporation, its sole member

By:	*
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

California Clearing Corporation	Sole Member	December 29, 2008

By:	*
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Corner Investment Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CORNER INVESTMENT COMPANY, LLC

By:	*
Jonathan S. Halkyard President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, DCH Exchange, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

DCH EXCHANGE, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Bossier City Management Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S BOSSIER CITY MANAGEMENT COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Chester Downs Management Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S CHESTER DOWNS MANAGEMENT COMPANY, LLC

By:	*
J. Carlos Tolosa President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President (Principal Executive Officer)	December 29, 2008
J. Carlos Tolosa

*	Secretary and Treasurer	December 29, 2008
Jonathan S. Halkyard	(Principal Financial Officer and Principal Accounting Officer)

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s License Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S LICENSE COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Shreveport Investment Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S SHREVEPORT INVESTMENT COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General
Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s Shreveport Management Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S SHREVEPORT MANAGEMENT COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, H-BAY, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

H-BAY, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, HCAL, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HCAL, LLC

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President	December 29, 2008
Gary W. Loveman	(Principal Executive Officer)

* Jonathan S. Halkyard	Senior Vice President and Treasurer	December 29, 2008
(Principal Financial Officer and Principal Accounting Officer)

Harrah’s Operating Company, Inc.	Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General
Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, HHLV Management Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HHLV MANAGEMENT COMPANY, LLC

By:	*
Thomas M. Jenkin President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President	December 29, 2008
Thomas M. Jenkin	(Principal Executive Officer)

*	Treasurer	December 29, 2008
Jonathan S. Halkyard	(Principal Financial Officer and Principal Accounting Officer)

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Hole in the Wall, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HOLE IN THE WALL, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Horseshoe GP, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HORSESHOE GP, LLC

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Horseshoe Gaming Holding, LLC	Sole Member	December 29, 2008

By:	Harrah’s Operating Company, Inc.,
its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Koval Investment Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

KOVAL INVESTMENT COMPANY, LLC

By:	Koval Holdings Company, LLC, its sole member

By:	Harrah’s Operating Company, LLC, its sole member

By:	*
Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Koval Holdings Company, LLC	Sole Member	December 29, 2008

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Las Vegas Golf Management, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

LAS VEGAS GOLF MANAGEMENT, LLC

By:	*
Jonathan S. Halkyard Manager

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	Manager (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Michael D. Cohen	Manager	December 29, 2008

Harrah’s Operating Company, INC.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Nevada Marketing, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

NEVADA MARKETING, LLC

By:	Harrah’s Operating
Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Holding, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS HOLDING, LLC

By:	Players International, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature		Capacity	Date

Players International, LLC		Sole Member	December 29, 2008

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players International, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS INTERNATIONAL, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players LC, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS LC, LLC

By:	Players Holding, LLC, its sole member,

By:	Players International, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature		Capacity	Date

Players Holding, LLC		Sole Member	December 29, 2008

By:	Players International, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Maryland Heights Nevada, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS MARYLAND HEIGHTS NEVADA, LLC

By:	Players Holding, LLC, its sole member,

By:	Players International, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Players Holding, LLC	Sole Member	December 29, 2008

By:	Players International, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Riverboat Management, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS RIVERBOAT MANAGEMENT, LLC

By:	Players Holding, LLC, its sole member,

By:	Players International, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Players Holding, LLC	Sole Member	December 29, 2008

By:	Players International, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Riverboat, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS RIVERBOAT, LLC

By:	Players Holding, LLC, its sole member,

By:	Players International, LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Players Holding, LLC	Sole Member	December 29, 2008

By:	Players International, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Roman Empire Development, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

ROMAN EMPIRE DEVELOPMENT, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TRB Flamingo, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

TRB FLAMINGO, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, New Gaming Capital Partnership has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

NEW GAMING CAPITAL PARTNERSHIP

By:	Horseshoe GP, LLC, its general partner,

By:	Horseshoe Gaming Holding LLC, its sole member,

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date
Horseshoe GP, LLC	General Partner	December 29, 2008

By:	Horseshoe Gaming Holding, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel, and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bally’s Park Place, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BALLY’S PARK PLACE, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Boardwalk Regency Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

BOARDWALK REGENCY CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars New Jersey, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS NEW JERSEY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars World Marketing Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS WORLD MARKETING CORPORATION

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, GNOC, Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

GNOC, CORP.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Martial Development Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

MARTIAL DEVELOPMENT CORP.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	President and Director (Principal Executive Officer)	December 29, 2008
Gary W. Loveman

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Players Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

PLAYERS SERVICES, INC.

By:	*
Gary W. Loveman President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President, Chief Executive Officer and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Atlantic City Country Club 1, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

ATLANTIC CITY COUNTRY CLUB 1, LLC

By:	*
Gary W. Loveman
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

Bally’s Park Place, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Jonathan S. Halkyard
Title:	Senior Vice President, Treasurer, and Director

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah’s NC Casino Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH’S NC CASINO COMPANY, LLC

By:	Harrah’s Operating Company, Inc., its Managing Member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

Harrah’s Operating Company, Inc.	Managing Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harrah South Shore Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARRAH SOUTH SHORE CORPORATION

By:	*
Gary W. Loveman Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	Chief Executive Officer and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 1, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 1, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 2, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 2, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 3, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 3, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 4, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 4, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 5, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 5, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 6, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 6, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 7, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 7, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 8, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 8, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Mezz 9, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY MEZZ 9, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Propco, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY PROPCO, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Tahoe Garage Propco, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

TAHOE GARAGE PROPCO, LLC

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Harveys Tahoe Management Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HARVEYS TAHOE MANAGEMENT COMPANY, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, HTM Holding, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

HTM HOLDING, INC.

By:	*
Jonathan S. Halkyard President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Holding, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT HOLDING, INC.

By:	*
Jonathan S. Halkyard President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Jonathan S. Halkyard	President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

* Gary W. Loveman	Director	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, DCH Lender, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

DCH LENDER, LLC

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Durante Holdings, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

DURANTE HOLDINGS, LLC

By:	AJP Holdings, LLC, its sole member

By:	AJP Parent, LLC, its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name: Title:	Michael D. Cohen Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date

AJP Holdings, LLC	Sole Member	December 29, 2008

By:	AJP Parent, LLC its sole member

By:	Harrah’s Operating Company, Inc., its sole member

By:	*
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Caesars Entertainment Development, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

CAESARS ENTERTAINMENT
DEVELOPMENT, LLC

	By:	Harrah’s Operating
Company, Inc.,
its sole member

By:	*

Michael D. Cohen
Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following person in the capacity and on the dates indicated.

Signature	Capacity	Date
Harrah’s Operating Company, Inc.	Sole Member	December 29, 2008

By:	*

Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Secretary

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ocean Showboat, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

OCEAN SHOWBOAT, INC.

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Showboat Atlantic City Operating Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 29th day of December, 2008.

SHOWBOAT ATLANTIC CITY OPERATING COMPANY, LLC

By:	*
Gary W. Loveman President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Gary W. Loveman	President and Director (Principal Executive Officer)	December 29, 2008

* Jonathan S. Halkyard	Senior Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	December 29, 2008

*	/S/ JONATHAN S. HALKYARD
	Name:	Jonathan S. Halkyard
	Title:	Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger among Hamlet Holdings LLC, Hamlet Merger Inc. and Harrah’s Entertainment, Inc. dated as of December 19, 2006. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K filed December 20, 2006.)

†3.1	Restated Certificate of Incorporation of Harrah’s Operating Company, Inc. (f/k/a Embassy Suites, Inc.), as amended.

†3.2	Bylaws of Harrah’s Operating Company, Inc., as amended.

†3.3	Certificate of Incorporation of Harrah’s Entertainment, Inc. (f/k/a The Promus Companies Incorporated), as amended.

†3.4	Bylaws of Harrah’s Entertainment, Inc., as amended.

†3.5	Articles of Incorporation of California Clearing Corporation.

†3.6	Bylaws of California Clearing Corporation.

†3.7	Certificate of Incorporation of Bally’s Midwest Casino, Inc.

†3.8	Bylaws of Bally’s Midwest Casino, Inc.

†3.9	Certificate of Incorporation of Bally’s Operator, Inc.

†3.10	Bylaws of Bally’s Operator, Inc.

†3.11	Certificate of Incorporation of Caesars Palace Corporation.

†3.12	Bylaws of Caesars Palace Corporation.

†3.13	Certificate of Incorporation of Harrah’s International Holding Company, Inc.

†3.14	Bylaws of Harrah’s International Holding Company, Inc.

†3.15	Certificate of Incorporation of Sheraton Tunica Corporation.

†3.16	Bylaws of Sheraton Tunica Corporation.

†3.17	Certificate of Formation of AJP Holdings, LLC.

†3.18	Operating Agreement of AJP Holdings, LLC.

†3.19	Certificate of Formation of AJP Parent, LLC.

†3.20	Operating Agreement of AJP Parent, LLC.

†3.21	Certificate of Formation of Biloxi Hammond, LLC.

†3.22	Operating Agreement of Biloxi Hammond, LLC.

†3.23	Certificate of Formation of Biloxi Village Walk Development, LLC.

†3.24	Operating Agreement of Biloxi Village Walk Development, LLC.

†3.25	Certificate of Formation of Chester Facility Holding Company, LLC.

†3.26	Operating Agreement of Chester Facility Holding Company, LLC.

†3.27	Certificate of Formation of Harrah’s Chester Downs Investment Company, LLC, as amended.

†3.28	Amended and Restated Operating Agreement of Harrah’s Chester Downs Investment Company, LLC.

†3.29	Certificate of Formation of Harrah’s Maryland Heights LLC, as amended.

†3.30	Amended and Restated Limited Liability Company Agreement of Harrah’s Maryland Heights LLC.

†3.31	Certificate of Formation of Harrah’s MH Project, LLC.

Exhibit No.	Exhibit
†3.32	Operating Agreement of Harrah’s MH Project, LLC.

†3.33	Certificate of Formation of Harrah’s Operating Company Memphis, LLC (f/k/a Harrah’s Operating Company Memphis, Inc.).

†3.34	Operating Agreement of Harrah’s Operating Company Memphis, LLC.

†3.35	Certificate of Formation of Harrah’s Shreveport/Bossier City Holding Company, LLC.

†3.36	Limited Liability Company Agreement of Harrah’s Shreveport/Bossier City Holding Company, LLC.

†3.37	Certificate of Formation of Harrah’s Shreveport/Bossier City Investment Company, LLC, as amended.

†3.38	Operating Agreement of Harrah’s Shreveport/Bossier City Investment Company, LLC.

†3.39	Certificate of Formation of Harrah’s Sumner Investment Company, LLC.

†3.40	Operating Agreement of Harrah’s Sumner Investment Company, LLC.

†3.41	Certificate of Formation of Harrah’s Sumner Management Company, LLC.

†3.42	Operating Agreement of Harrah’s Sumner Management Company, LLC.

†3.43	Certificate of Formation of Harrah’s West Warwick Gaming Company, LLC.

†3.44	Certificate of Incorporation of Horseshoe Gaming Holding, LLC (f/k/a Horseshoe Gaming Holding Corp.).

†3.45	Operating Agreement of Horseshoe Gaming Holding, LLC.

†3.46	Certificate of Formation of JCC Holding Company II, LLC.

†3.47	Operating Agreement of JCC Holding Company II, LLC.

†3.48	Certificate of Formation of Koval Holdings Company, LLC.

†3.49	Operating Agreement of Koval Holdings Company, LLC.

†3.50	Certificate of Formation of Reno Crossroads, LLC.

†3.51	Amended and Restated Operating Agreement of Reno Crossroads, LLC.

†3.52	Certificate of Formation of Village Walk Construction, LLC.

†3.53	Operating Agreement of Village Walk Construction, LLC.

†3.54	Certificate of Formation of Winnick Parent, LLC.

†3.55	Certificate of Formation of Winnick Holdings, LLC.

†3.56	Amended and Restated Operating Agreement of Winnick Holdings, LLC.

†3.57	Amended and Restated Certificate of Limited Partnership of Bally’s Olympia Limited Partnership (f/k/a VVG Limited Partnership), as amended.

†3.58	Limited Partnership Agreement of Bally’s Olympia Limited Partnership.

†3.59	Amended and Restated Articles of Incorporation of Caesars World, Inc. (f/k/a Lum’s Inc., f/k/a Lum’s Bar, Inc.), as amended.

†3.60	Amended and Restated Bylaws of Caesars World, Inc.

†3.61	Articles of Incorporation of Southern Illinois Riverboat/Casino Cruises, Inc.

†3.62	Bylaws of Southern Illinois Riverboat/Casino Cruises, Inc.

Exhibit No.	Exhibit
†3.63	Articles of Incorporation of Casino Computer Programming, Inc.

†3.64	Bylaws of Casino Computer Programming, Inc.

†3.65	Articles of Incorporation of Roman Entertainment Corporation of Indiana

†3.66	Bylaws of Roman Entertainment Corporation of Indiana

†3.67	Certificate of Incorporation of Roman Holding Corporation of Indiana

†3.68	Bylaws of Roman Holding Corporation of Indiana

†3.69	Restated Articles of Organization of Caesars Riverboat Casino, LLC (f/k/a RDI/Caesars Riverboat Casino, LLC, f/k/a Harco Entertainment Company, LLC), as amended.

†3.70	Amended and Restated Operating Agreement of Caesar’s Riverboat Casino, LLC (f/k/a RDI/Caesars Riverboat Casino, LLC).

†3.71	Articles of Incorporation of Horseshoe Hammond, LLC (f/k/a Lake Michigan Charters, Ltd., f/k/a Empress Casino Hammond Corporation, f/k/a Horseshoe Hammond, Inc.), as amended.

†3.72	Operating Agreement of Horseshoe Hammond, LLC

†3.73	Articles of Incorporation of Players Bluegrass Downs, Inc.

†3.74	Bylaws of Players Bluegrass Downs, Inc.

†3.75	Articles of Organization of Harrah’s Bossier City Investment Company, LLC

†3.76	Limited Liability Company Agreement of Harrah’s Bossier City Investment Company, LLC

†3.77	Articles of Organization of Horseshoe Shreveport, LLC.

†3.78	Second Amended and Restated Articles of Organization of Jazz Casino Company, LLC

†3.79	Second Amended and Restated Operating Agreement of Jazz Casino Company, LLC

†3.80	Articles of Organization JCC Fulton Development, LLC (f/k/a FP Development LLC), as amended.

†3.81	Second Amended and Restated Operating Agreement of JCC Fulton Development, LLC.

†3.82	Articles of Organization of Players Riverboat II, LLC.

†3.83	Limited Partnership Agreement of Horseshoe Entertainment.

†3.84	Articles of Incorporation of BL Development Corp.

†3.85	Bylaws of BL Development Corp.

†3.86	Articles of Incorporation of GCA Acquisition Subsidiary, Inc.

†3.87	Bylaws of GCA Acquisition Subsidiary, Inc.

†3.88	Second Amended and Restated Articles of Incorporation of Grand Casinos, Inc. (f/k/a Grand Casinos Management, Corp).

†3.89	Amended and Restated Bylaws of Grand Casinos, Inc.

†3.90	Second Amended and Restated Articles of Incorporation of Grand Media Buying, Inc. (f/k/a Grand Casinos of Mississippi, Inc.).

†3.91	Bylaws of Grand Media Buying, Inc. (f/k/a Grand Casinos of Mississippi, Inc.).

†3.92	Articles of Incorporation of Grand Casinos of Biloxi, LLC (f/k/a Grand Casinos of Mississippi, Inc. - Biloxi.).

Exhibit No.	Exhibit
†3.93	Operating Agreement of Grand Casinos of Biloxi, LLC.

†3.94	Articles of Incorporation of Bally’s Tunica, Inc.

†3.95	Bylaws of Bally’s Tunica, Inc.

†3.96	Articles of Incorporation of East Beach Development Corporation.

†3.97	Bylaws of East Beach Development Corporation.

†3.98	Articles of Incorporation of Robinson Property Group Corp.

†3.99	Bylaws of Robinson Property Group Corp.

†3.100	Certificate of Formation of Grand Casinos of Mississippi, LLC-Gulfport.

†3.101	Limited Liability Company Operating Agreement of Grand Casinos of Mississippi, LLC-Gulfport.

†3.102	Articles of Organization of Harrah’s North Kansas City I, LLC.

†3.103	Operating Agreement of Harrah’s North Kansas City I, LLC.

†3.104	Articles of Incorporation of B I Gaming Corporation.

†3.105	Bylaws of B I Gaming Corporation.

†3.106	Articles of Incorporation of Benco, Inc. (f/k/a Park Place Marketing, Inc.), as amended.

†3.107	Bylaws of Benco, Inc. (f/k/a Park Place Marketing, Inc.).

†3.108	Articles of Incorporation of Caesars Entertainment Golf, Inc. (f/k/a PPE-Golf, Inc.), as amended.

†3.109	Bylaws of Caesars Entertainment Golf, Inc. (f/k/a PPE-Golf, Inc.).

†3.110	Articles of Incorporation of Caesars Entertainment Akwesasne Consulting Corp. (f/k/a Park Place Akwesasne Consulting Corp.), as amended.

†3.111	Bylaws of Caesars Entertainment Akwesasne Consulting Corp. (f/k/a Park Place Akwesasne Consulting Corp.).

†3.112	Articles of Incorporation of Caesars Entertainment Canada Holding, Inc. (f/k/a Park Place Canada Holding, Inc.), as amended.

†3.113	Bylaws of Caesars Entertainment Canada Holding, Inc. (f/k/a Park Place Canada Holding, Inc.).

†3.114	Articles of Incorporation of Caesars Entertainment Finance Corp. (f/k/a Park Place Financial Corp.), as amended.

†3.115	Bylaws of Caesars Entertainment Finance Corp. (f/k/a Park Place Financial Corp.).

†3.116	Articles of Incorporation of Caesars Entertainment Retail, Inc. (f/k/a Park Place Entertainment Retail, Inc.)

†3.117	Bylaws of Caesars Entertainment Retail, Inc. (f/k/a Park Place Entertainment Retail, Inc.).

†3.118	Articles of Incorporation of Caesars Palace Realty Corp.

†3.119	Bylaws of Caesars Palace Realty Corp.

†3.120	Articles of Incorporation of Caesars Palace Sports Promotions, Inc. (f/k/a Caesar’s Palace Productions, Inc.), as amended.

†3.121	Amended and Restated Bylaws of Caesars Palace Sports Promotions, Inc.

†3.122	Articles of Incorporation of Caesars United Kingdom, Inc.

†3.123	Bylaws of Caesars United Kingdom, Inc.

Exhibit No.	Exhibit
†3.124	Articles of Incorporation of Caesars World Merchandising, Inc. (f/k/a Caesars Tahoe Productions, Inc.).

†3.125	Bylaws of Caesars World Merchandising, Inc. (f/k/a Caesars Tahoe Productions, Inc.).

†3.126	Articles of Incorporation of CEI-Sullivan County Development Company (f/k/a PPE-Sullivan Country Development Company).

†3.127	Bylaws of CEI-Sullivan County Development Company (f/k/a PPE-Sullivan Country Development Company).

†3.128	Articles of Incorporation of Consolidated Supplies, Services and Systems.

†3.129	Bylaws of Consolidated Supplies, Services and Systems.

†3.130	Articles of Incorporation of Desert Palace, Inc., as amended.

†3.131	Bylaws of Desert Palace, Inc.

†3.132	Articles of Incorporation of Dusty Corporation.

†3.133	Bylaws of Dusty Corporation.

†3.134	Articles of Incorporation of FHR Corporation.

†3.135	Bylaws of FHR Corporation.

†3.136	Articles of Incorporation of Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton - Laughlin, Inc.), as amended.

†3.137	Bylaws of Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton - Laughlin, Inc.).

†3.138	Articles of Incorporation of Harrah’s Alabama Corporation.

†3.139	Amended and Restated Bylaws of Harrah’s Alabama Corporation.

†3.140	Articles of Incorporation of Harrah’s Arizona Corporation.

†3.141	Amended and Restated Bylaws of Harrah’s Arizona Corporation.

†3.142	Articles of Incorporation of Harrah’s Illinois Corporation.

†3.143	Amended and Restated Bylaws of Harrah’s Illinois Corporation.

†3.144	Articles of Incorporation of Harrah’s Imperial Palace Corp.

†3.145	Bylaws of Harrah’s Imperial Palace Corp.

†3.146	Articles of Incorporation of Harrah’s Interactive Investment Company.

†3.147	Amended and Restated Bylaws of Harrah’s Interactive Investment Company.

†3.148	Articles of Incorporation of Harrah’s Investments, Inc. (f/k/a Harrah’s Wheeling Corporation).

†3.149	Amended and Restated Bylaws of Harrah’s Investments, Inc. (f/k/a Harrah’s Wheeling Corporation).

†3.150	Articles of Incorporation of Harrah’s Kansas Casino Corporation (f/k/a Harrah’s Maine Corporation).

†3.151	Amended and Restated Bylaws of Harrah’s Kansas Casino Corporation.

†3.152	Articles of Incorporation of Harrah’s Management Company (f/k/a Nob Hill Casino, Inc.), as amended.

†3.153	Amended and Restated Bylaws of Harrah’s Management Company.

Exhibit No.	Exhibit
†3.154	Articles of Incorporation of Harrah’s Marketing Services Corporation.

†3.155	Bylaws of Harrah’s Marketing Services Corporation.

†3.156	Certificate of Incorporation of Harrah’s Maryland Heights Operating Company.

†3.157	Amended and Restated Bylaws of Harrah’s Maryland Heights Operating Company.

†3.158	Articles of Incorporation of Harrah’s New Orleans Management Company, as amended.

†3.159	Amended and Restated Bylaws of Harrah’s New Orleans Management Company.

†3.160	Articles of Incorporation of Harrah’s Pittsburgh Management Company, as amended.

†3.161	Amended and Restated Bylaws of Harrah’s Pittsburgh Management Company.

†3.162	Articles of Incorporation of Harrah’s Reno Holding Company, Inc., as amended.

†3.163	Bylaws of Harrah’s Reno Holding Company, Inc.

†3.164	Articles of Incorporation of Harrah’s Southwest Michigan Casino Corporation.

†3.165	Amended and Restated Bylaws of Harrah’s Southwest Michigan Casino Corporation.

†3.166	Articles of Incorporation of Harrah’s Travel, Inc.

†3.167	Bylaws of Harrah’s Travel, Inc.

†3.168	Articles of Incorporation of Harrah’s Tunica Corporation (f/k/a Harrah’s Casino Hotel Management Corporation), as amended.

†3.169	Amended and Restated Bylaws of Harrah’s Tunica Corporation.

†3.170	Articles of Incorporation of Harrah’s Vicksburg Corporation (f/k/a Mississippi Holding Company, Inc.), as amended.

†3.171	Amended and Restated Bylaws of Harrah’s Vicksburg Corporation.

†3.172	Articles of Incorporation of Harveys BR Management Company, Inc.

†3.173	Bylaws of Harveys BR Management Company, Inc.

†3.174	Articles of Incorporation of Harveys C.C. Management Company, Inc., as amended.

†3.175	Revised Bylaws of Harveys C.C. Management Company, Inc.

†3.176	Articles of Incorporation of Harveys Iowa Management Company, Inc.

†3.177	Bylaws of Harveys Iowa Management Company, Inc.

†3.178	Articles of Incorporation of HBR Realty Company, Inc.

†3.179	Bylaws of HBR Realty Company, Inc.

†3.180	Articles of Incorporation of HCR Services Company, Inc.

†3.181	Bylaws of HCR Services Company, Inc.

†3.182	Articles of Incorporation of HEI Holding Company One, Inc.

†3.183	Bylaws of HEI Holding Company One, Inc.

†3.184	Articles of Incorporation of HEI Holding Company Two, Inc.

†3.185	Bylaws of HEI Holding Company Two, Inc.

†3.186	Articles of Incorporation of Las Vegas Resort Development, Inc., as amended.

†3.187	Bylaws of Las Vegas Resort Development, Inc.

Exhibit No.	Exhibit
†3.188	Articles of Incorporation of LVH Corporation.

†3.189	Bylaws of LVH Corporation.

†3.190	Articles of Incorporation of Parball Corporation.

†3.191	Bylaws of Parball Corporation.

†3.192	Articles of Incorporation of Players Development, Inc.

†3.193	Bylaws of Players Development, Inc.

†3.194	Articles of Incorporation of Players Resources, Inc.

†3.195	Bylaws of Players Resources, Inc.

†3.196	Articles of Incorporation of Reno Projects, Inc.

†3.197	Bylaws of Reno Projects, Inc.

†3.198	Articles of Incorporation of Rio Development Company, Inc. (f/k/a Marcor Development Company, Inc., f/k/a Marcor Development - Nevada, Inc.), as amended.

†3.199	Bylaws of Rio Development Company, Inc. (f/k/a Marcor Development Company, Inc., f/k/a Marcor Development - Nevada, Inc.), as amended.

†3.200	Articles of Incorporation of Tele/Info, Inc.

†3.201	Bylaws of Tele/Info, Inc.

†3.202	Articles of Incorporation of Trigger Real Estate Corporation.

†3.203	Bylaws of Trigger Real Estate Corporation.

†3.204	Articles of Organization of 190 Flamingo, LLC.

†3.205	Operating Agreement of 190 Flamingo, LLC.

†3.206	Articles of Organization of Caesars India Sponsor Company, LLC.

†3.207	Operating Agreement of Caesars India Sponsor Company, LLC.

†3.208	Articles of Organization of Corner Investment Company, LLC, as amended.

†3.209	Amended and Restated Operating Agreement of Corner Investment Company, LLC.

†3.210	Articles of Organization of DCH Exchange, LLC.

†3.211	Operating Agreement of DCH Exchange, LLC.

3.212	[Reserved.]

3.213	[Reserved.]

†3.214	Articles of Organization of Harrah’s Bossier City Management Company, LLC.

†3.215	Operating Agreement of Harrah’s Bossier City Management Company, LLC.

†3.216	Articles of Organization of Harrah’s Chester Downs Management Company, LLC.

†3.217	Operating Agreement of Harrah’s Chester Downs Management Company, LLC.

†3.218	Articles of Organization of Harrah’s License Company, LLC.

†3.219	Operating Agreement of Harrah’s License Company, LLC.

†3.220	Articles of Organization of Harrah’s Shreveport Investment Company, LLC.

†3.221	Operating Agreement of Harrah’s Shreveport Investment Company, LLC.

Exhibit No.	Exhibit
†3.222	Articles of Organization of Harrah’s Shreveport Management Company, LLC.

†3.223	Operating Agreement of Harrah’s Shreveport Management Company, LLC.

†3.224	Articles of Organization of H-BAY, LLC.

†3.225	Articles of Organization of HCAL, LLC.

†3.226	Operating Agreement of HCAL, LLC.

†3.227	Articles of Organization of HHLV Management Company, LLC, as amended.

†3.228	Operating Agreement of HHLV Management Company, LLC.

†3.229	Articles of Organization of Hole in the Wall, LLC.

†3.230	Amended and Restated Operating Agreement of Hole in the Wall, LLC.

†3.231	Articles of Organization of Horseshoe GP, LLC (f/k/a Horseshoe GP, Inc.).

†3.232	Operating Agreement of Horseshoe GP, LLC.

†3.233	Articles of Organization of Koval Investment Company, LLC.

†3.234	Operating Agreement of Koval Investment Company, LLC.

†3.235	Articles of Organization of Las Vegas Golf Management, LLC (f/k/a Harrah’s Las Vegas National Golf Management, LLC, f/k/a HWood, LLC), as amended.

†3.236	Amended and Restated Operating Agreement of Las Vegas Golf Management, LLC (f/k/a Harrah’s Las Vegas National Golf Management, LLC, f/k/a HWood, LLC).

†3.237	Articles of Organization of Nevada Marketing, LLC (f/k/a Harrah’s Nevada Marketing Fund, LLC).

†3.238	Operating Agreement of Nevada Marketing, LLC.

†3.239	Articles of Organization of Players Holding, LLC.

†3.240	Articles of Organization of Players International, LLC.

†3.241	Articles of Organization of Players LC, LLC.

†3.242	Articles of Organization of Players Maryland Heights Nevada, LLC.

†3.243	Articles of Organization of Players Riverboat Management, LLC.

†3.244	Articles of Organization of Players Riverboat, LLC.

†3.245	Articles of Organization of Roman Empire Development, LLC.

†3.246	Articles of Organization of TRB Flamingo, LLC, as amended.

†3.247	Amended and Restated Operating Agreement of TRB Flamingo, LLC.

†3.248	Certificate of Limited Partnership of New Gaming Capital Partnership, as amended.

†3.249	Second Amended and Restated Limited Partnership Agreement of New Gaming Capital Partnership.

†3.250	Certificate of Incorporation of Bally’s Park Place, Inc. (f/k/a Bally Manufacturing of New Jersey, Inc., f/k/a Bally of New Jersey, Inc.), as amended.

†3.251	Amended and Restated Bylaws of Bally’s Park Place, Inc.

†3.252	Certificate of Incorporation of Boardwalk Regency Corporation (f/k/a Desert Palace of New Jersey, Inc.), as amended.

†3.253	Bylaws of Boardwalk Regency Corporation (f/k/a Desert Palace of New Jersey, Inc.).

Exhibit No.	Exhibit
†3.254	Certificate of Incorporation of Caesars New Jersey, Inc., as amended.

†3.255	Amended and Restated Bylaws of Caesars New Jersey, Inc.

†3.256	Certificate of Incorporation of Caesars World Marketing Corporation (f/k/a Caesars World Branch Office Marketing, Inc., f/k/a Caesars National Marketing, Inc.).

†3.257	Bylaws of Caesars World Marketing Corporation (f/k/a Caesars World Branch Office Marketing, Inc., f/k/a Caesars National Marketing, Inc.).

†3.258	Certificate of Incorporation of GNOC, Corp., as amended.

†3.259	Bylaws of GNOC, Corp.

†3.260	Certificate of Incorporation of Martial Development Corp.

†3.261	Bylaws of Martial Development Corp.

†3.262	Certificate of Incorporation of Players Services, Inc.

†3.263	Bylaws of Players Services, Inc.

†3.264	Certificate of Formation of Atlantic City Country Club 1, LLC.

†3.265	Operating Agreement of Atlantic City Country Club 1, LLC.

†3.266	Articles of Organization of Harrah’s NC Casino Company, LLC.

†3.267	Operating Agreement of Harrah’s NC Casino Company, LLC.

†3.268	Articles of Incorporation of Harrah South Shore Corporation, as amended.

†3.269	Amended and Restated Bylaws of Harrah South Shore Corporation.

†3.270	Certificate of Formation of Showboat Atlantic City Mezz 1, LLC.

†3.271	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 1, LLC.

†3.272	Certificate of Formation of Showboat Atlantic City Mezz 2, LLC.

†3.273	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 2, LLC.

†3.274	Certificate of Formation of Showboat Atlantic City Mezz 3, LLC.

†3.275	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 3, LLC.

†3.276	Certificate of Formation of Showboat Atlantic City Mezz 4, LLC.

†3.277	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 4, LLC.

†3.278	Certificate of Formation of Showboat Atlantic City Mezz 5, LLC.

†3.279	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 5, LLC.

†3.280	Certificate of Formation of Showboat Atlantic City Mezz 6, LLC.

†3.281	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 6, LLC.

†3.282	Certificate of Formation of Showboat Atlantic City Mezz 7, LLC.

†3.283	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 7, LLC.

†3.284	Certificate of Formation of Showboat Atlantic City Mezz 8, LLC.

†3.285	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 8, LLC.

†3.286	Certificate of Formation of Showboat Atlantic City Mezz 9, LLC.

†3.287	Amended and Restated Operating Agreement of Showboat Atlantic City Mezz 9, LLC.

Exhibit No.	Exhibit
†3.288	Certificate of Formation of Showboat Atlantic City Propco, LLC.

†3.289	Amended and Restated Operating Agreement of Showboat Atlantic City Propco, LLC.

†3.290	Certificate of Formation of Tahoe Garage Propco, LLC.

†3.291	Amended and Restated Operating Agreement of Tahoe Garage Propco, LLC.

†3.292	Articles of Incorporation of Harveys Tahoe Management Company, Inc.

†3.293	Bylaws of Harveys Tahoe Management Company, Inc.

†3.294	Articles of Incorporation of HTM Holding, Inc. (f/k/a HTM Operating Company, Inc.)

†3.295	Bylaws of HTM Holding, Inc. (f/k/a HTM Operating Company, Inc.)

†3.296	Articles of Incorporation of Showboat Holding, Inc.

†3.297	Bylaws of Showboat Holding, Inc.

†3.298	Articles of Organization of DCH Lender, LLC.

†3.299	Operating Agreement of DCH Lender, LLC.

†3.300	Articles of Organization of Durante Holdings, LLC.

†3.301	Amended and Restated Operating Agreement of Durante Holdings, LLC.

†3.302	Articles of Organization of Caesars Entertainment Development, LLC (f/k/a PPE Development, LLC), as amended.

†3.303	Amended and Restated Operating Agreement of Caesars Entertainment Development, LLC (f/k/a PPE Development, LLC).

†3.304	Certificate of Incorporation of Ocean Showboat, Inc., as amended.

†3.305	Amended and Restated Bylaws of Ocean Showboat, Inc.

†3.306	Certificate of Formation of Showboat Atlantic City Operating Company, LLC.

†3.307	Limited Liability Company Agreement of Showboat Atlantic City Operating Company, LLC.

4.1	Certificate of Designation of Non-Voting Perpetual Preferred Stock of Harrah’s Entertainment, Inc., dated January 28, 2008. (Incorporated by reference to the exhibit to the Company’s Registration Statement on Form S-8 filed January 31, 2008.)

4.2	Indenture, dated as of December 18, 1998, among Harrah’s Operating Company, Inc. as obligor, Harrah’s Entertainment, Inc., as Guarantor, and IBJ Schroder Bank & Trust Company, as Trustee relating to the 7 1/2% Senior Notes Due 2009. (Incorporated by reference to the exhibit to the Registration Statement on Form S-3 of Harrah’s Entertainment, Inc. and Harrah’s Operating Company, Inc., File No. 333-69263, filed December 18, 1998.)

4.3	Indenture, dated as of November 9, 1999 between Park Place Entertainment Corp., as Issuer, and Norwest Bank Minnesota, N.A., as Trustee relating to the 8.5% Senior Notes due 2006 and 8.875% Senior Subordinated Notes due 2008. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.)

4.4	Officers’ Certificate, dated as of September 12, 2000 with respect to the 8.875% Senior Subordinated Notes due 2008. (Incorporated by reference to the exhibit to Park Place Entertainment Corporation’s Current Report on Form 8-K, filed September 19, 2000.)

4.5	First Supplemental Indenture, dated as of June 13, 2005, to Indenture dated as of November 9, 1999, between Harrah’s Entertainment, Inc., Harrah’s Operating Company, Inc., Caesars Entertainment, Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee, with respect to the 8.5% Senior Notes due 2006 and the 8.875% Senior Subordinated Notes due 2008. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.)

Exhibit No.	Exhibit
4.6	Second Supplemental Indenture, dated as of July 28, 2005, among Harrah’s Entertainment, Inc., as Guarantor, Harrah’s Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of November 9, 1999, as supplemented by certain Officers’ Certificates dated as of November 9, 1999 and September 12, 2000, and as further amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 8.5% Senior Notes due 2006 and the 8.875% Senior Subordinated Notes due 2008. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed August 2, 2005.)

4.7	Indenture, dated as of January 29, 2001, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and Bank One Trust Company, N.A., as Trustee, relating to the 8.0% Senior Notes Due 2011. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000.)

4.8	Indenture, dated as of May 14, 2001, between Park Place Entertainment Corp., as Issuer, and Wells Fargo Bank Minnesota, National Association, as Trustee, with respect to the 8 1/8% Senior Subordinated Notes due 2011. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of Park Place Entertainment Corporation, File No. 333-62508, filed June 7, 2001.)

4.9	First Supplemental Indenture, dated as of June 13, 2005, to Indenture, dated as of May 14, 2001, between Harrah’s Entertainment, Inc., Harrah’s Operating Company, Inc., Caesars Entertainment, Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee, with respect to the 8 1/8% Senior Subordinated Notes due 2011. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.)

4.10	Second Supplemental Indenture, dated as of July 28, 2005, among Harrah’s Entertainment, Inc., as Guarantor, Harrah’s Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of May 14, 2001, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 8 1/8% Senior Subordinated Notes due 2011. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed August 2, 2005.)

4.11	Indenture, dated as of August 22, 2001, between Park Place Entertainment Corp., as Issuer, and Wells Fargo Bank Minnesota, National Association, as Trustee, with respect to the 7.50% Senior Notes due 2009. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of Park Place Entertainment Corporation, File No. 333-69838, filed September 21, 2001.)

4.12	First Supplemental Indenture, dated as of June 13, 2005, to Indenture, dated as of August 22, 2001, between Harrah’s Entertainment, Inc., Harrah’s Operating Company, Inc., Caesars Entertainment, Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee, with respect to the 7.50% Senior Notes due 2009. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.)

4.13	Second Supplemental Indenture, dated as of July 28, 2005, among Harrah’s Entertainment, Inc., as Guarantor, Harrah’s Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of August 22, 2001, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 7.50% Senior Notes due 2009. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed August 2, 2005.)

4.14	Indenture, dated as of March 14, 2002, between Park Place Entertainment Corp., as Issuer, and Wells Fargo Bank Minnesota, National Association, as Trustee, with respect to the 7 7/8% Senior Subordinated Notes due 2010. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of Park Place Entertainment Corporation, File No. 333-86142, filed April 12, 2002.)

Exhibit No.	Exhibit
4.15	First Supplemental Indenture, dated as of June 13, 2005, to Indenture, dated as of March 14, 2002, between Harrah’s Entertainment, Inc., Harrah’s Operating Company, Inc., Caesars Entertainment, Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee, with respect to the 7 7/8% Senior Subordinated Notes due 2010. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.)

4.16	Second Supplemental Indenture, dated as of July 28, 2005, among Harrah’s Entertainment, Inc., as Guarantor, Harrah’s Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of March 14, 2002, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 7 7 /8% Senior Subordinated Notes due 2010. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed August 2, 2005.)

4.17	Indenture, dated as of April 11, 2003, between Park Place Entertainment Corp., as Issuer, and U.S. Bank National Association, as Trustee, with respect to the 7% Senior Notes due 2013. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of Park Place Entertainment Corporation, File No. 333-104829, filed April 29, 2003.)

4.18	First Supplemental Indenture, dated as of June 13, 2005, to Indenture, dated as of April 11, 2003, between Harrah’s Entertainment, Inc., Harrah’s Operating Company, Inc., Caesars Entertainment, Inc. and U.S. Bank National Association, as Trustee, with respect to the 7% Senior Notes due 2013. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.)

4.19	Second Supplemental Indenture, dated as of July 28, 2005, among Harrah’s Entertainment, Inc., as Guarantor, Harrah’s Operating Company, Inc., as Issuer, and U.S. Bank National Association, as Trustee, to the Indenture, dated as of April 11, 2003, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 7% Senior Notes due 2013. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed August 2, 2005.)

4.20	Indenture, dated as of December 11, 2003, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.375% Senior Notes due 2013. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.)

4.21	Indenture, dated as of June 25, 2004, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.50% Senior Notes due 2010. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.)

4.22	Indenture, dated as of February 9, 2005, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the Senior Floating Rate Notes due 2008. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.)

4.23	Amended and Restated Indenture, dated as of July 28, 2005, among Harrah’s Entertainment, Inc., as Guarantor, Harrah’s Operating Company, Inc., as Issuer, and U.S. Bank National Association, as Trustee, relating to the Floating Rate Contingent Convertible Senior Notes due 2024. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed August 2, 2005.)

4.24	First Supplemental Indenture, dated as of September 9, 2005, to Amended and Restated Indenture, dated as of July 28, 2005, among Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc. as Guarantor, and U.S. Bank National Association, as Trustee, relating to the Floating Rate Contingent Convertible Senior Notes due 2024. (Incorporated by reference to the exhibit to the Registration Statement on Form S-3/A of Harrah’s Entertainment, Inc., File No. 333-127210, filed September 19, 2005.)

Exhibit No.	Exhibit
4.25	Second Supplemental Indenture, dated as of January 8, 2008, to Amended and Restated Indenture, dated as of July 28, 2005, among Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc. as Guarantor, and U.S. Bank National Association, as Trustee, relating to the Floating Rate Contingent Convertible Senior Notes due 2024. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007)

4.26	Third Supplemental Indenture, dated as of January 28, 2008, to Amended and Restated Indenture, dated as of July 28, 2005, among Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc. as Guarantor, and U.S. Bank National Association, as Trustee, relating to the Floating Rate Contingent Convertible Senior Notes due 2024. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed January 28, 2008)

4.27	Indenture, dated as of May 27, 2005, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed June 3, 2005.)

4.28	First Supplemental Indenture, dated as of August 19, 2005, to Indenture, dated as of May 27, 2005, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of Harrah’s Entertainment, Inc., File No. 333-127840, filed August 25, 2005.)

4.29	Second Supplemental Indenture, dated as of September 28, 2005, to Indenture, dated as of May 27, 2005, between Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.625% Senior Notes due 2015. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed October 3, 2005.)

4.30	Indenture dated as of September 28, 2005, among Harrah’s Operating Company, Inc., as Issuer, Harrah’s Entertainment, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 5.75% Senior Notes due 2017. (Incorporated by reference to the exhibit filed with the Company’s Current Report on Form 8-K, filed October 3, 2005.)

4.31	Indenture, dated as of June 9, 2006, between Harrah’s Operating Company, Inc., Harrah’s Entertainment, Inc. and U.S. National Bank Association, as Trustee, relating to the 6.50% Senior Notes due 2016. (Incorporated by reference to the exhibit filed with the Company’s Current Report on Form 8-K, filed June 14, 2006.)

4.32	Officers’ Certificate, dated as of June 9, 2006, pursuant to Sections 301 and 303 of the Indenture dated as of June 9, 2006 between Harrah’s Operating Company, Inc., Harrah’s Entertainment, Inc. and U.S. National Bank Association, as Trustee, relating to the 6.50% Senior Notes due 2016. (Incorporated by reference to the exhibit filed with the Company’s Current Report on Form 8-K, filed June 14, 2006.)

4.33	Indenture, dated as of February 1, 2008, by and among Harrah’s Operating Company, Inc., the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee, relating to the 10.5% Senior Cash Pay Notes due 2016 and 10.5%/11.5% Senior Toggle Notes due 2018. (Incorporated by reference to the exhibit filed with the Company’s Current Report on Form 8-K, filed February 4, 2008.)

4.34	First Supplemental Indenture, dated as of June 12, 2008, by and among Harrah’s Operating Company, Inc., the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee, relating to the 10.5% Senior Cash Pay Notes due 2016 and 10.5%/11.5% Senior Toggle Notes due 2018. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

Exhibit No.	Exhibit
4.35	Registration Rights Agreement, dated as of February 1, 2008, by and among Harrah’s Operating Company, Inc., the Guarantors (as defined therein), Citigroup Global Markets Inc., Banc of America Securities LLC, Credit Suisse Securities (USA), LLC, Deutsche Bank Securities, Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Sterns & Co., Inc., Goldman, Sachs & Co., Morgan Stanley & Co. (Incorporated by reference to the exhibit filed with the Company’s Current Report on Form 8-K, filed February 4, 2008.)

4.36	Stockholders’ Agreement, dated as of January 28, 2008, by and among Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings, Series LLC, Co-Invest Hamlet Holdings B, LLC, Hamlet Holdings LLC and Harrah’s Entertainment, Inc., and, solely with respect to Sections 3.01 and 6.07, Apollo Investment Fund VI, L.P. and TPG V Hamlet AIV, L.P. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K/A filed February 7, 2008.)

4.37	Services Agreement, dated as of January 28, 2008, by and among Harrah’s Entertainment, Inc., Apollo Management VI, L.P., Apollo Alternative Assets, L.P. and TPG Capital, L.P. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K/A filed February 7, 2008.)

4.38	Management Investor Rights Agreement, dated as of January 28, 2008, by and among Harrah’s Entertainment, Inc., Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Hamlet Holdings LLC and the stockholders that are parties thereto (incorporated by reference to Exhibit 4.2 to Harrah’s Entertainment, Inc.’s Registration Statement on Form S-8 filed January 31, 2008)

†4.39	Indenture, dated as of December 24, 2008, by and among Harrah’s Operating Company, Inc., Harrah’s Entertainment, Inc. and U.S. Bank National Association, as Trustee, relating to the 10.00% Second-Priority Senior Secured Notes due 2018 and 10.00% Second-Priority Senior Secured Notes due 2015.

†4.40	Collateral Agreement, dated as of December 24, 2008, by and among Harrah’s Operating Company, Inc. as Issuer, each Subsidiary of the Issuer identified therein, and U.S. Bank National Association, as Collateral Agent.

†5.1	Opinion of O’Melveny & Myers LLP regarding the validity of the 10.75% Senior Notes and the 10.75%/11.5% Senior Toggle Notes offered hereby

10.1	Credit Agreement, dated as of January 28, 2008, by and among Hamlet Merger Inc., Harrah’s Operating Company, Inc. as Borrower, the Lenders party thereto from time to time, Bank of America, N.A., as Administrative Agent and Collateral Agent, Deutsche Bank AG New York Branch, as Syndication Agent, and Citibank, N.A., Credit Suisse, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Credit Partners L.P., Morgan Stanley Senior Funding, Inc., and Bear Sterns Corporate Lending, Inc., as Co-Documentation Agents. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K/A filed February 7, 2008.)

10.2	Guaranty and Pledge Agreement, dated as of January 28, 2008, made by Hamlet Merger Inc. in favor of Bank of America, N.A., as Administrative Agent and Collateral Agent. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K/A filed February 7, 2008.)

Exhibit No.	Exhibit
10.3	Senior Unsecured Interim Loan Agreement, dated as of January 28, 2008, by and among Harrah’s Operating Company, Inc., as Borrower, the Lenders party thereto from time to time, Citibank, N.A., as Administrative Agent, Deutsche Bank AG New York Branch, as Syndication Agent, Banc of America Bridge LLC, Credit Suisse, Cayman Islands Branch, JPMorgan Chase Bank, N.A., and Merrill Lynch Capital Corporation, as Co-Documentation Agents, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunners and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Joint Lead Arrangers. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K/A filed February 7, 2008.)

10.4	Amended and Restated Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Propco, LLC, Harrah’s Atlantic City Propco, LLC, Rio Propco, LLC, Flamingo Las Vegas Propco, LLC, Paris Las Vegas Propco, LLC and Harrah’s Laughlin Propco, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.5	Amended and Restated First Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 1, LLC, Harrah’s Atlantic City Mezz 1, LLC, Rio Mezz 1, LLC, Flamingo Las Vegas Mezz 1, LLC, Paris Las Vegas Mezz 1, LLC and Harrah’s Laughlin Mezz 1, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.6	Amended and Restated Second Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 2, LLC, Harrah’s Atlantic City Mezz 2, LLC, Rio Mezz 2, LLC, Flamingo Las Vegas Mezz 2, LLC, Paris Las Vegas Mezz 2, LLC and Harrah’s Laughlin Mezz 2, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.7	Amended and Restated Third Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 3, LLC, Harrah’s Atlantic City Mezz 3, LLC, Rio Mezz 3, LLC, Flamingo Las Vegas Mezz 3, LLC, Paris Las Vegas Mezz 3, LLC and Harrah’s Lauglin Mezz 3, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.8	Amended and Restated Fourth Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 4, LLC, Harrah’s Atlantic City Mezz 4, LLC, Rio Mezz 4, LLC, Flamingo Las Vegas Mezz 4, LLC, Paris Las Vegas Mezz 4, LLC and Harrah’s Laughlin Mezz 4, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.9	Amended and Restated Fifth Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 5, LLC, Harrah’s Atlantic City Mezz 5, LLC, Rio Mezz 5, LLC, Flamingo Las Vegas Mezz 5, LLC, Paris Las Vegas 5, LLC and Harrah’s Laughlin Mezz 5, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.10	Amended and Restated Sixth Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 6, LLC, Harrah’s Atlantic City Mezz 6, LLC, Rio Mezz 6, LLC, Flamingo Las Vegas Mezz 6, LLC, Paris Las Vegas Mezz 6, LLC and Harrah’s Laughlin Mezz 6, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.11	Amended and Restated Seventh Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 7, LLC, Harrah’s Atlantic City Mezz 7, LLC, Rio Mezz 7, LLC, Flamingo Las Vegas Mezz 7, LLC, Paris Las Vegas Mezz 7, LLC and Harrah’s Laughlin Mezz 7, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

Exhibit No.	Exhibit
10.12	Amended and Restated Eighth Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 8, LLC, Harrah’s Atlantic City Mezz 8, LLC, Rio Mezz 8, LLC, Flamingo Las Vegas Mezz 8, LLC, Paris Las Vegas Mezz 8, LLC and Harrah’s Laughlin Mezz 8, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.13	Amended and Restated Ninth Mezzanine Loan Agreement, dated as of May 22, 2008, by and among Harrah’s Las Vegas Mezz 9, LLC, Harrah’s Atlantic City Mezz 9, LLC, Rio Mezz 9, LLC, Flamingo Las Vegas Mezz 9, LLC, Paris Las Vegas Mezz 9, LLC and Harrah’s Laughlin Mezz 9, LLC, as Borrowers, and JPMorgan Chase Bank, N.A., as Lender. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.14	Employment Agreement, dated as of January 28, 2008, by and between Harrah’s Entertainment, Inc. and Gary W. Loveman. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K/A filed February 7, 2008.)

10.15	Rollover Option Agreement, dated as of January 28, 2008, by and between Harrah’s Entertainment, Inc. and Gary W. Loveman. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K/A filed February 7, 2008.)

10.16	Form of Employment Agreement between Harrah’s Operating Company, Inc. and Charles L. Atwood and J. Carlos Tolosa. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K filed April 11, 2008.)

10.17	Form of Employment Agreement between Harrah’s Operating Company, Inc. and Jonathan S. Halkyard and Thomas M. Jenkin. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K filed April 11, 2008.)

10.18	Form of Severance Agreement entered into with Charles L. Atwood, Jonathan S. Halkyard, Thomas M. Jenkin and J. Carlos Tolosa. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.)

10.19	Form of Indemnification Agreement entered into by The Promus Companies Incorporated and each of its directors and executive officers. (Incorporated by reference to the exhibit to the Registration Statement of Harrah’s Entertainment, Inc. on Form 10, File No. 1-10410, filed on December 13, 1989.)

10.20	Form of Supplemental Indemnification Agreement entered into by Harrah’s Entertainment, Inc. and each of its directors and executive officers. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K filed July 21, 2006.)

10.21	Financial Counseling Plan of Harrah’s Entertainment, Inc. as amended June 1996. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1995.)

10.22	Summary Plan Description of Executive Term Life Insurance Plan. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1996.)

10.23	Harrah’s Entertainment, Inc. 2005 Senior Executive Incentive Plan. (Incorporated by reference from Annex C to the Company’s Proxy Statement, filed March 4, 2004.)

10.24	The 2001 Restatement of the Harrah’s Entertainment, Inc. Savings And Retirement Plan, effective January 1, 2002. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.)

10.25	First Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan effective January 1, 1997. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

Exhibit No.	Exhibit
10.26	Second Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan effective January 1, 2002. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.27	Third Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan effective November 24, 2003. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.28	Fourth Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan executed December 22, 2003. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.29	Fifth Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan effective January 1, 2005. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.30	Sixth Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan adopted July 20, 2005. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.31	Seventh Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan effective August 30, 2005. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.32	Eighth Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan adopted September 20, 2006. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.33	Ninth Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan adopted November 7, 2006. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.34	Tenth Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan executed December 29, 2006. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.)

10.35	Eleventh Amendment to the 2001 Restatement of the Harrah’s Entertainment, Inc. Savings and Retirement Plan executed July 11, 2008. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.36	Trust Agreement dated June 20, 2001 by and between Harrah’s Entertainment, Inc. and Wells Fargo Bank Minnesota, N.A. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.)

10.37	Escrow Agreement, dated February 6, 1990, by and between The Promus Companies Incorporated, certain subsidiaries thereof, and Sovran Bank, as escrow agent (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 1989.)

10.38	Amendment to Escrow Agreement dated as of October 29, 1993 among The Promus Companies Incorporated, certain subsidiaries thereof, and NationsBank, formerly Sovran Bank. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993.)

10.39	Amendment, dated as of June 7, 1995, to Escrow Agreement among The Promus Companies Incorporated, certain subsidiaries thereof and NationsBank. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K filed June 15, 1995.)

10.40	Amendment, dated as of July 18, 1996, to Escrow Agreement between Harrah’s Entertainment, Inc. and NationsBank. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.)

Exhibit No.	Exhibit
10.41	Amendment, dated as of October 30, 1997, to Escrow Agreement between Harrah’s Entertainment, Inc., Harrah’s Operating Company, Inc. and NationsBank. (Incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed March 10, 1998, File No. 1-10410.)

10.42	Amendment to Escrow Agreement, dated April 26, 2000, between Harrah’s Entertainment, Inc. and Wells Fargo Bank Minnesota, N.A., Successor to Bank of America, N.A. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.)

10.43	Letter Agreement with Wells Fargo Bank Minnesota, N.A., dated August 31, 2000, concerning appointment as Escrow Agent under Escrow Agreement for deferred compensation plans. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.)

10.44	Harrah’s Entertainment, Inc. Amended and Restated Executive Deferred Compensation Trust Agreement dated January 11, 2006 by and between Harrah’s Entertainment, Inc. and Wells Fargo Bank, N.A. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007)

10.45	Amendment to the Harrah’s Entertainment, Inc. Amended and Restated Executive Deferred Compensation Trust Agreement effective January 28, 2008 by and between Harrah’s Entertainment, Inc. and Wells Fargo Bank, N.A. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007)

10.46	Amendment and Restatement of Harrah’s Entertainment, Inc. Executive Deferred Compensation Plan, effective August 3, 2007. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.)

10.47	Amendment and Restatement of Harrah’s Entertainment, Inc. Deferred Compensation Plan, effective as of August 3, 2007. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.)

10.48	Amendment and Restatement of Park Place Entertainment Corporation Executive Deferred Compensation Plan, effective as of August 3, 2007. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.)

10.49	Amendment and Restatement of Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan, effective as of August 3, 2007. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.)

10.50	Amendment and Restatement of Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan II, effective as of August 3, 2007. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.)

10.51	Harrah’s Entertainment, Inc. Management Equity Incentive Plan, effective as of February 27, 2008. (Incorporated by reference to the exhibit to the Company’s Registration Statement on Form S-8 filed April 28, 2008.)

10.52	Stock Option Grant Agreement dated February 27, 2008 between Gary W. Loveman and Harrah’s Entertainment, Inc. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.53	Stock Option Grant Agreement dated February 27, 2008 between Charles L. Atwood and Harrah’s Entertainment, Inc. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.54	Stock Option Grant Agreement dated February 27, 2008 between Jonathan S. Halkyard and Harrah’s Entertainment, Inc. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

Exhibit No.	Exhibit
10.55	Stock Option Grant Agreement dated February 27, 2008 between J. Carlos Tolosa and Harrah’s Entertainment, Inc. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.56	Stock Option Grant Agreement dated February 27, 2008 between Thomas M. Jenkin and Harrah’s Entertainment, Inc. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.57	Form of Stock Option Grant Agreement dated July 1, 2008 between Harrah’s Entertainment, Inc. and each of Jeanne P. Jackson, Lynn C. Swann and Christopher J. Williams. (Incorporated by reference to the exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008.)

10.58	Form of Indemnification Agreement entered into by the Company and each of its directors and executive officers. (Incorporated by reference to the exhibit to the Company’s Current Report on Form 8-K, filed October 6, 2008.)

†12	Computation of Ratio of Earnings to Fixed Charges.

14	Harrah’s Entertainment, Inc. Code of Business Conduct and Ethics for Principal Officers, adopted February 26, 2003. (Incorporated by reference to the exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed March 10, 2003.)

†21	Subsidiaries of Harrah’s Entertainment, Inc.

*23.1	Consent of independent registered public accounting firm to use of report relating to the consolidated financial statements of the Company, dated December 24, 2008.

†23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)

†24	Powers of Attorney (included on signature pages of this Registration Statement.)

†25	Form T-1 statement of eligibility under the Trust Indenture Act of 1939, as amended, of U.S. National Bank Association, as Trustee with respect to the Indenture governing the 10.75% Senior Notes due 2016 and the 10.75%/11.5% Senior Toggle Notes due 2018.

†99.1	Form of Transmittal Letter.

†99.2	Form of Notice of Guaranteed Delivery.

†99.3	Form of Letter to Brokers.

†99.4	Form of Letter to Clients.

*	Filed herewith.
†	Previously Filed